As filed with the Securities and Exchange Commission on August 23, 2002

                Investment Company Act File No. 811-[applied for]

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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              ---------------------

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

               --------------------------------------------------

               (Exact name of Registrant as specified in Charter)

                        388 Greenwich Street, 16th Floor
                               New York, NY 10013

                    ----------------------------------------

                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 816-4999

                                Millie Kim, Esq.
                      Citigroup Alternative Investments LLC
                           399 Park Avenue, 7th Floor
                               New York, NY 10043
                     ---------------------------------------

                     (Name and address of agent for service)

                                    COPY TO:

                             Paul S. Schreiber, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022
 ------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Registrant's Units are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "Eligible Investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Registrant's Units.

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PART A -- INFORMATION REQUIRED IN A PROSPECTUS
PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum that follows.

                        --------------------------------

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                        --------------------------------

                          PRIVATE PLACEMENT MEMORANDUM

                                [October 1, 2002]

                              ---------------------

                              AMACAR Partners, Inc.

                                 Managing Member

                        --------------------------------

                      Citigroup Alternative Investments LLC

                               Investment Adviser

                        --------------------------------

                        388 Greenwich Street, 16th Floor
                               New York, NY 10013
                                 (212) 816-4999



In making an investment decision, an investor must rely upon his, her or its own examination of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") and the terms of the offering, including the merits and risks involved, of acquiring the units of limited liability company interests in the Company (the "Units") described in this private placement memorandum ("Private Placement Memorandum"). The Units have not been registered with, or approved or disapproved by, the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Private Placement Memorandum or the merits of an investment in the Units. Any representation to the contrary is a criminal offense.

Units are not deposits in, obligations of, or guaranteed by Citibank, N.A. or any of its affiliates, are not government guaranteed or insured, and are subject to investment risks, including the possible loss of the principal amount invested.

                                TO ALL INVESTORS

     The Units have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state. The offering contemplated by this Private Placement Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering and analogous exemptions under state securities laws. This Private Placement Memorandum will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Units be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Company that are inconsistent with those contained in this Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Private Placement Memorandum. This Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company for the investor. This Private Placement Memorandum is qualified in its entirety by reference to the Limited Liability Company Agreement of Citigroup Alternative Investments Multi Adviser Hedge Fund Portfolios LLC (the "LLC Agreement") itself. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement, the 1933 Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

                            PRIVACY POLICY STATEMENT

     The Company, the Managing Member and the Adviser (each as defined below) collect non-public personal information about investors from information received on subscription documents and other forms and information required in connection with a subscription for Units and information concerning Members' transactions with the Company. The Company, the Managing Member and the Adviser will not disclose any non-public personal information relating to current or former investors except in connection with the administration, processing and servicing of repurchases and subscriptions or to the Company's administrator, accountants, attorneys and auditors, in each such case subject to customary undertakings of confidentiality. The Company, the Managing Member and the Adviser restrict access to non-public personal information relating to investors to personnel of the Company, the Managing Member and the Adviser and other personnel who need to know that information in connection with the operation of the Company. The Company maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard the Company's non-public personal information relating to investors.


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                                TABLE OF CONTENTS

SUMMARY OF TERMS...............................................................1

SUMMARY OF FEES AND EXPENSES -- SERIES A......................................19

SUMMARY OF FEES AND EXPENSES -- SERIES B......................................21

THE COMPANY...................................................................23

USE OF PROCEEDS...............................................................23

STRUCTURE.....................................................................23

INVESTMENT PROGRAM............................................................24

TYPES OF INVESTMENTS AND RELATED RISKS........................................31

OTHER RISKS...................................................................44

LIMITS OF RISK DISCLOSURES....................................................47

INVESTMENT POLICIES AND RESTRICTIONS..........................................47

MANAGEMENT OF THE COMPANY.....................................................49

THE MANAGING MEMBER...........................................................52

THE ADVISER...................................................................52

INVESTMENT ADVISORY AGREEMENT.................................................54

VOTING........................................................................55

INVESTMENT MANAGERS TO THE INVESTMENT FUNDS...................................55

OTHER MATTERS.................................................................56

BROKERAGE.....................................................................56

ADMINISTRATOR.................................................................57

CUSTODIAN AND ESCROW AGENT....................................................58

COMPANY EXPENSES..............................................................59

MANAGEMENT FEE................................................................61

CAPITAL ACCOUNTS AND ALLOCATIONS..............................................61

CONFLICTS OF INTEREST.........................................................66

SUBSCRIPTIONS FOR UNITS.......................................................68

REDEMPTIONS, REPURCHASES AND TRANSFERS OF UNITS...............................70

TAX ASPECTS...................................................................74

ERISA CONSIDERATIONS..........................................................85

ADDITIONAL INFORMATION REGARDING THE LIMITED LIABILITY COMPANY AGREEMENT......87

REPORTS TO MEMBERS............................................................87

TERM, DISSOLUTION AND LIQUIDATION.............................................87

FISCAL YEAR...................................................................88

ACCOUNTANTS AND LEGAL COUNSEL.................................................88

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INQUIRIES.....................................................................88




                                      -iii-
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                                SUMMARY OF TERMS

THE COMPANY                 Citigroup Alternative Investments Multi-Adviser
                            Hedge Fund Portfolios LLC (the "Company") is a recently formed limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. Like an unregistered private investment fund, the Company will privately offer and sell units of limited liability company interests in the Company (the
                            "Units") in large minimum denominations to high net worth individual and institutional investors and will restrict transferability of the Units.

                            Under the Limited Liability Company Agreement of the Company (the "LLC Agreement"), the Company may issue one or more series of Units (each, a "Series") having such relative rights and preferences as established by the LLC Agreement and by the Board of Directors (as defined below) and bearing separate liabilities. As of the date of this Private Placement Memorandum, the Board of Directors has established two separate Series designated as "Series A" and "Series B" (together, the "Series"). This Private Placement Memorandum relates to the offer and sale of Units of both Series A and Series B (and references in this Private Placement Memorandum to "Units" should be understood as referring either separately to Units of Series A or Series B or collectively to Units of both Series, as the context may require).

                            The assets of each Series will be actively managed and the capital accounts of persons who purchase the Units of the Series offered through this Private Placement Memorandum will be subject to an asset-based fee payable to Citigroup Alternative Investments LLC, the investment adviser to each Series (in such capacity, the "Adviser"). Unlike many private investment funds, the Company has registered under the 1940 Act to be able to offer the Units without limiting the number of Eligible Investors (as defined below) who may participate in its investment program. Investors who purchase Units in the offering, and other persons who acquire Units and are admitted to the Company by its Board of Directors, will become members of the Company ("Members").

INVESTMENT PROGRAM          The investment objective of each Series is to seek
                            capital appreciation. In particular, Series A seeks to realize a targeted annualized net return to Members over any three-to-five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 6.0%, with targeted volatility as measured by standard deviation of less than 5.5%; and Series B seeks to realize a targeted annualized net return to Members over any three-to-five-year investment horizon equal to the



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                            return for that period of three-month U.S. Treasury
                            Bills plus 8.5%, with targeted volatility as measured by standard deviation of less than 7.5%. No assurance can be given that a Series' investment objective or its particular return/volatility targets will be achieved. In addition, although Series B targets a higher return, and therefore a higher risk/volatility profile than Series A, no assurance can be given that either Series will not lose money, and under certain circumstances Series A actually may experience greater losses than Series B.

                            Each Series seeks to achieve its objective principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as "alternative" strategies in contrast to the long-only, limited-leverage investment programs of conventional registered investment companies such as mutual funds. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as "hedge funds," the investment program of each Series can be referred to as a fund of hedge funds.

                            Through the selection and monitoring of Investment Funds, each Series seeks to achieve capital appreciation that is not disproportionately influenced by the performance of any single Investment Fund. In addition, through constructing a portfolio that is comprised of a number of Investment Funds, each Series seeks to achieve the desired returns with lower volatility than likely would be achieved by investing with a single Investment Fund. Each Series may seek to gain investment exposure to certain Investment Funds or Investment Managers or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures. See "Types of Investments and Related Risks--Investment Related Risks--Risks of Securities Activities--Swap Agreements."

                            The Adviser, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), is responsible for the allocation of assets of each Series to various Investment Funds, subject to policies adopted by the Board of Directors. These Investment Funds (primarily unregistered investment funds, and to a limited extent, registered investment companies) are expected, in most cases, to have investors other than the Series. Subject to the approval of the Board of Directors (and, to the extent required by the 1940 Act, the investors in the particular Series), a Series may create separate Investment Funds that would be managed by one or more of the Investment Managers and for which such Series could be the sole investor (the Investment Managers of such Investment Funds, with Investment Managers selected to otherwise directly manage assets of a Series, are referred to as "Subadvisers"). The Adviser is also responsible for the selection of Subadvisers.

                            The Adviser will allocate the assets of each Series among the Investment Funds that, in its view, represent attractive investment opportunities. In seeking to achieve its stated objectives, on a monthly basis the Adviser will consider rebalancing the portfolio of each Series to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views.

                            The Adviser and its personnel will use a wide range of resources, including its well-established alternative investments network, to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by each Series.

                            The Adviser's investment selection process involves a fundamental, top-down analysis that takes into account the broad risk/return features of the universe of alternative strategy types and attempts to group potential Investment Managers in logical categories or broad strategy groups. The asset allocation process then starts with an initial allocation across the broad strategy groupings, followed by a sub-allocation to individual strategies, and concludes with an allocation to individual Investment Funds within each selected strategy. The Adviser believes that the advantage of such a process over one based simply on evaluation of specific strategies and/or potential Investment Managers is that the risk and performance statistics of the broad strategy groups generally display greater stability than the statistics of the underlying strategies taken separately, which tend to vary substantially over time and in different market environments. The Adviser will structure allocations to individual strategies and to individual Investment Funds with the objective of achieving a Series' absolute return target, while limiting the Series' potential losses.

                            The Adviser's personnel have extensive experience and expertise with alternative investment strategies and investment managers and have evaluated numerous investment funds representing many categories of alternative investments utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in Investment Funds.

                            For purposes of a Series' investment restrictions and certain investment limitations under the 1940 Act, a Series will "look through" to the underlying investments of any Investment Fund managed by a Subadviser. Other Investment Funds in which a Series invests, however, are not subject to the Series' investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. Each Series may invest temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Units or for other purposes.

RISK FACTORS                The Investment Program of Each Series Is Speculative
                            and Entails Substantial Risks. No assurance can be given that a Series' investment objective or its particular return/volatility targets will be achieved. Each Series' performance depends upon the performance of the Investment Funds and the Adviser's ability to effectively select Investment
                            Funds and allocate and reallocate the Series' assets among them. Each Investment Fund's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. As a non-diversified investment company, none of the Series is subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of each Series may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers.

                            Investment in a Series Is Not Suitable for All Investors. Prospective investors in the Company should review carefully the discussion under the captions "Types of Investments and Related Risks" and "Other Risks" for specific risks associated with each Series' and the Investment Managers' styles of investing. An investment in a Series should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient capital to sustain the loss of their entire investment in the Series.

                            Investment Funds Pursue Various Investment
                            Strategies. The Investment Funds selected by a Series may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Funds may invest and trade in equity and debt securities, and may also invest and trade in equity-related instruments, currencies, financial futures and debt-related instruments. In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques. The Investment Funds generally are not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S. markets, in which they invest, or the investment discipline that their Investment Managers may employ, such as value or growth or bottom-up or top-down analysis. The Investment Funds may use various investment techniques for hedging and non-hedging purposes. An Investment Fund may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of these techniques may be an integral part of an Investment Fund's investment strategy and may involve certain risks. The Investment Funds may use leverage, which also entails risk. See "Types of Investments and Related Risks."

                            The Investment Funds or a Series May Use Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Use of leverage in this manner is speculative and involves certain risks. A Series may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Units or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or a Series will increase the volatility of the Investment Funds or the Series.

                            There Are Special Tax Risks. Special tax risks are associated with an investment in a Series, including the risk that investors in a Series will be required to obtain extensions of time to file their tax returns due to delayed reporting of relevant information to the Series by one or more of the Investment Managers to which it has allocated capital. See "Other Risks--Tax Considerations; Distributions to Members and Payment of Tax Liability."

                            The Company and its Series Have No Operating
                            History. The Company is a newly formed entity and its Series have no operating history upon which investors can evaluate their performance. The Adviser's personnel, however, have substantial experience in managing investments and private investment funds, including certain clients and private investment funds that pursue investment programs that are substantially similar, in whole or in part, to that of the Series.

                            The Units Will Have Limited Liquidity. It is not anticipated that Units will be listed on any securities exchange or traded in other markets, and Units will be subject to substantial restrictions on transfer. Although the Company expects to offer to repurchase Units of a Series from the Members from time to time, no assurance can be given that these repurchases will occur. See "Types of Investments and Related Risks," "Tax Aspects," and "Redemptions, Repurchases and Transfers of Units."

                            The Investment Funds Operate Independently of the Series and Are Largely Unregulated. The Investment Funds generally will not be registered as investment companies under the 1940 Act and each Series, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser in many instances will seek to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Investment Funds, at times the only means of obtaining independent verification of performance data will be reviewing an Investment Fund's annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Investment Fund's governing documents), Investment Funds are not contractually or otherwise obligated to inform their investors, including the Series, of details surrounding their investment strategies. In addition, the Company, the Series and the Adviser have no control over the Investment Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas. The performance of each Series is entirely dependent on the success of the Adviser in selecting Investment Funds for investment by the Series and the allocation and reallocation of each Series' assets among Investment Funds.

                            Investors May Be Able to Invest in the Investment Funds Directly at a Lower Cost than Investing Indirectly through a Series. An investor who meets the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that generally will be substantially higher than those imposed by the Company, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through a Series, an investor bears a proportionate part of the asset-based fees and other expenses paid by the particular Series to the Adviser and other expenses of the Series, and also indirectly bears a portion of the asset-based fees, performance allocations and other expenses borne by each Series as an investor in the Investment Funds.

                            Each Series Bears the Fees of its Underlying
                            Investment Managers and the Fee Arrangements of Those Managers May Involve Special Risks. Each Investment Manager to which the Adviser allocates the assets of a Series generally will charge the Series, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance allocations. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the performance allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The receipt of a performance allocation by an Investment Manager may create an incentive for an Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such incentive. In addition, because a performance allocation will generally be calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, these allocations may be greater than if they were based solely on realized gains.

                            An Investment Manager to an Investment Fund will receive any performance allocations to which it is entitled, irrespective of the performance of the other Investment Funds and each Series generally. Thus, an Investment Manager with positive performance may receive performance compensation from a Series, as an investor in an underlying Investment Fund, and indirectly from the Series' investors, even if the Series' overall returns are negative. Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause a Series to indirectly incur certain transaction costs without accomplishing any net investment result.

                            There Are Special Risks Related to a Series'
                            Investments in the Investment Funds. Each Series may make additional investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Investment Fund on behalf of a Series).

                            To the extent a Series' holdings in an Investment Fund afford it no ability to vote on matters relating to the Investment Fund, the Series will have no say in matters that could adversely affect the Series' investment in the Investment Fund.

                            Investment Funds may be permitted to distribute securities in kind to investors, including a Series. Securities that a Series may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Series.

BOARD OF DIRECTORS          The Company has a Board of Directors (each member
                            thereof
                            a "Director" and collectively, the "Board of Directors") that has overall responsibility for monitoring and overseeing the investment program of each Series and the Company's management and operations. Each investor, by investing in a Series, will become a "Member" of the Company and will be deemed to have voted for the election of each initial Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are "Independent Directors" who are not "interested persons" (as defined by the 1940
                            Act) of the Company, the Managing Member or the Adviser. See "Management of the Company-Board of
                            Directors" and "Voting."

                            The Company will enter into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser on behalf of each Series, effective as of [October 1, 2002], which will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year as to each Series if the continuance is approved annually by the Board of Directors (including a majority of the Independent Directors). The Board of Directors may terminate the Investment Advisory Agreement for a Series on 60 days' prior written notice to the Adviser. See "Investment Advisory Agreement."

THE MANAGING MEMBER         The managing member of the Company is AMACAR
                            Partners, Inc., a corporation formed under the laws of the State of Delaware (the "Managing Member").
                            The Managing Member is unaffiliated with the Company, the Adviser or Citigroup. To the extent the Managing Member is deemed a "manager" of the Company within the meaning of the Delaware Limited Liability
                            Company Act, the Managing Member, subject to the provisions of the LLC Agreement, has delegated or will delegate substantially all authority to manage the day-to-day operations and the assets of the Company to the Board of Directors. Fees payable to the Managing Member for its services as such, and reimbursement for reasonable out-of-pocket expenses, will be paid by the Company out of the assets of each Series. See "Company Expenses" and "Managing
                            Member."

THE ADVISER                 Citigroup Alternative Investments LLC, a limited
                            liability company formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as a commodity trading adviser and a commodity pool operator with the commodity futures Trading Commission ("CFTC"), and is a member of the National Futures Association
                            ("NFA").

                            Subject to the oversight of the Board of Directors, the day-to-day portfolio management, short-term cash management and operations of the Company and each Series will be the primary responsibility of the following officers of the Adviser: Clifford De Souza, Senior Vice President and Senior Investment Officer, Nicholas DeMonico, Managing Director, and David Biase, Managing Director. See "The Adviser."

                            The Adviser is an indirect, wholly owned subsidiary of Citigroup, and considered to be the alternative investment management unit of Citigroup. Citigroup is the largest financial services firm in the United States, with leading market positions in investment banking, research and capital markets, asset management, commercial banking, credit and insurance services. The Adviser had total assets under management of over $55 billion as of July 2002. Alternative investments managed by the Adviser include hedge funds, credit structures, real estate, private equity, fixed income and managed futures. Subject to applicable banking laws, Citigroup and/or other affiliates of the Adviser may make a significant investment in each Series.

ADMINISTRATOR               Citigroup Alternative Investments LLC has been
                            appointed by the Company to provide certain administrative services to the Company (in such capacity, the "Administrator"). The Administrator has been authorized by the Board of Directors, in the administration agreement entered into between the Company and the Administrator, to make various decisions regarding subscriptions for, and the transfer and repurchase of, Units, as well as with respect to certain matters relating to Members' capital accounts and the allocation of expenses between the Series. Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, will be paid by the Company out of the assets of each Series. The Administrator expects to retain PFPC
                            Inc., an independent third party and a corporation formed under the laws of the Commonwealth of Massachusetts, to assist it in performing its administrative duties. See "Company Expenses" and "Administrator."


CUSTODIAN AND ESCROW AGENT  The Company has retained PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware, to provide certain custodial services to the Company (in such capacity, the "Custodian"), and PFPC Inc. to serve as escrow agent (in such capacity, the "Escrow Agent"), with respect to subscription monies received from prospective investors. Fees payable to the Custodian and the Escrow Agent for these services, and reimbursement for the Custodian's and the Escrow Agent's out-of-pocket expenses, will be paid by the Company out of the assets of each Series. See "Company Expenses" and "Custodian and Escrow Agent."

COMPANY EXPENSES            The Adviser will bear all of its own costs incurred
                            in providing investment advisory services to the Series, including travel and other expenses related to its selection and monitoring of Investment
                            Managers. As described below, however, each Series bears all other expenses related to its investment program (collectively, "investment related expenses"). The Adviser will also provide, or will arrange at its expense, for certain management and administrative services to be provided to the Company. Among those services are: providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials with state and U.S. federal regulators; providing legal and regulatory advice in connection with administrative functions; and reviewing and arranging for payment of the expenses of the Company and each Series. See "Company
                            Expenses."

                            Expenses to be assumed by the Company or a particular Series include: all investment-related expenses, including, but not limited to, fees paid and expenses reimbursed directly or indirectly to Investment Managers (including, however characterized or structured, management fees, performance or incentive fees or allocations and redemption or withdrawal fees, and any indemnification expenses), all costs and expenses directly related to portfolio transactions and positions for a Series' account, such as direct and indirect expenses associated with the Series' investments, including its investments in Investment Funds or with Subadvisers (whether or not consummated), and enforcing the Series' rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, accountants, attorneys and experts, which may be retained to provide due diligence or similar services with respect to potential Investment Managers or for other purposes) and, if applicable in the event a Series utilizes a Subadviser (or in connection with its temporary or cash management investments), brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; all costs and expenses associated with the establishment of Investment Funds managed by Subadvisers; any non-investment-related interest expense; attorneys' fees and disbursements associated with preparing, and updating the Company's Private Placement Memorandum and preparing and reviewing subscription documents (with the Private Placement Memorandum, the "Offering Materials"); fees and disbursements of any accountants engaged by the Company or a Series, and expenses related to the annual audit of the Company; fees and expense reimbursements paid to the Administrator;

                            recordkeeping, custody and escrow fees and expenses; the costs of errors and omissions, directors' and officers' liability insurance and a fidelity bond; fees and expense reimbursements paid to the Managing Member; the Management Fee; the costs of preparing and distributing updated Offering Materials, reports and other communications, including proxy, tender offer correspondence or similar materials, to Members; the costs of tax return and reporting preparation, review and distribution to Members; fees of Independent Directors and travel expenses of Directors relating to meetings of the Board of Directors and committees thereof; all costs and charges for equipment or services used in communicating information regarding a Series' transactions between the Adviser and any custodian or other agent engaged by or on behalf of a Series; and any extraordinary expenses, including indemnification expenses as provided for in the LLC Agreement. The Adviser will pay or assume all other ordinary operating expenses of the Company and each Series.

                            The Company's and each Series' organization expenses will initially be borne by the Adviser. The Company will reimburse the Adviser for these expenditures for a period not to exceed the first 12 months after the closing date for the initial subscriptions for Units (the "Initial Closing Date"). If, after the twelfth month following the Initial Closing Date, all of the organization expenses and offering costs have not been reimbursed to the Adviser, the Adviser will bear the remaining portion of such expenditures. If the Adviser is completely reimbursed before the end of such 12-month period, then during the remainder of the 12-month period, newly admitted Members, and existing Members that subscribe for additional Units, may be allocated a proportionate share of the amount previously reimbursed to the Adviser.

                            In consideration of the administrative services provided by the Administrator to the Company, each Series will pay the Administrator a monthly fee of approximately 0.025% (0.30% on an annualized basis) of the Series' net assets (the "Administrative Fee"). The Administrative Fee will be paid out of and reduce each Series' net assets. See "Administrator."

MANAGEMENT FEE              In consideration of the advisory and other services
                            provided by the Adviser to the Company and each Series, Series A will pay the Adviser a monthly fee of approximately 0.167% (2.0% on an annualized basis) of Series A's net assets, and Series B will pay the Adviser a monthly fee of approximately
                            0.188% (2.25% on an annualized basis) of Series B's net assets (as to each Series, the "Management
                            Fee"). The Management Fee will be paid out of and reduce each Series' net assets. The Adviser anticipates rebating, out of its own resources and in its sole discretion, portions of the Management
                            Fee with respect
                            to certain employees of the Adviser and its affiliates, and certain investors deemed to be significant. See "Management Fee."

                            A portion of the Management Fee may be paid to entities that assist in the placement of Units and may be affiliated with the Adviser. These payments will be exclusive of the direct placement fees paid by investors. See "Subscriptions for Units--Placement Fees."

ALLOCATION OF PROFIT
AND LOSS The net profits or net losses of each Series (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital account of a Member of a Series at the end of each fiscal period of the Series in accordance with the Member's "investment percentage" for the Series for the period as of the beginning of the fiscal period. These credits or debits to a Member's capital account for a Series will in turn be reflected in changes in the value of the Member's Units of that Series. A Member's investment percentage for a Series will be determined by dividing the value of the Member's Units of that Series by the total value of the Units of that Series held by all Members. See "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

CONFLICTS OF INTEREST       The investment activities of the Adviser, the
                            Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Company or a Series. Citigroup, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Company, a Series or the Members. See "Conflicts of Interest."

SUBSCRIPTION
FOR UNITS                   An investor purchases Units in a Series that are
                            maintained on its behalf in a capital account to facilitate tax reporting to the investor. Each Unit offered under this Private Placement Memorandum represents a capital contribution to the particular
                            Series of $1,000 on the Initial Closing Date. After the Initial Closing Date, Units will be offered at their Series net asset value per Unit. Each Member must subscribe for a minimum initial investment in a Series of $50,000 (gross of any placement fees described below). Additional investments must be made in a minimum amount of $10,000. The minimum initial and additional investments may be reduced by the Administrator (as authorized by the Board of Directors) with respect to individual investors or classes of investors (as, for example, with respect to key employees, officers or directors of the Company, the Adviser or their affiliates). The

                            Administrator (as authorized by the Board of Directors) may, in its discretion, cause the Company to repurchase a Member's entire interest in a Series (i.e., all Units of that Series held by the Member) if the Member's capital account balance in the Series, as a result of repurchase or transfer requests by the Member, is less than $50,000 (or any lower amount equal to the Member's initial subscription amount net of placement fees).

                            Based on authority delegated to it by the Board of Directors, the Administrator, on behalf of the Company, may accept initial and additional subscriptions for Units as of the first business day of each calendar month (a "business day" being any day on which banks in New York City are not required or permitted to close), except that the Company may offer Units more frequently as determined by the Administrator. Subscription documentation, however, must be received by the Company at least seven calendar days prior to the proposed subscription date (or, if any such date is not a business day, the immediately preceding business day). Except to the extent waived by the Administrator, to assist the Company in meeting its "know your customer" obligations, subscriptions generally will be accepted only from investors having brokerage accounts with Salomon Smith Barney Inc., and are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription (which funds will be debited directly from such account by Salomon Smith Barney Inc., on behalf of the Company, to fund the subscription). Cleared funds must be available in such account no later than five calendar days prior to the particular subscription date. Although the Administrator, on behalf of the Company, may accept, in its sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The Administrator (as authorized by the Board of Directors) reserves the right to reject any subscription for Units and may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

                            Entities will be retained by the Company to assist in the placement of Units. These entities ("Placement Agents"), which may be affiliated with the Adviser, generally will be entitled to receive a placement fee from each investor purchasing Units through a Placement Agent. The specific amount of a placement fee generally will depend on the size of the investment in a Series, as follows: investments up to $100,000 will be subject to a 3.0% placement fee; investments of more than $100,000 but less than $250,000 will be subject to a 2.0% placement fee; and investments of $250,000 or more will be subject to a 1.5% placement fee. The placement fee will be deducted from a prospective investor's subscription amount and will not constitute a capital contribution made by the investor to the Company nor part of the assets of the particular Series. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent in consultation with the Administrator and is expected to be waived for (1) Citigroup and its affiliates, including the Adviser, and the directors, partners, principals, officers and employees of each of these and of the Placement Agents and certain of their affiliates; and (2) investment vehicles whose investment objectives and restrictions require that they invest exclusively or primarily in one or more of the Series. Investments made through certain related accounts (including family trusts or other similar investment vehicles) may be aggregated, in the sole discretion of the Placement Agent, in determining the applicable rate for the calculation of placement fees. See "Subscriptions for Units--Placement Fees."


ELIGIBILITY                 Each prospective investor will be required to
                            certify that the Units subscribed for are being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act. Investors who are "accredited investors" as defined in Regulation D (generally, individuals having a net worth of at least $1 million or entities having total assets of at least
                            $5 million) are referred to in this Private
                            Placement Memorandum as "Eligible Investors." In addition, except to the extent waived by the Administrator, to assist the Company in meeting its "know your customer" obligations, Eligible Investors generally must have brokerage accounts with Salomon
                            Smith Barney Inc. Existing Members subscribing for additional Units must be Eligible Investors at the time of the additional subscription. The qualifications required to invest in the Company will appear in a subscription agreement that must be completed by each prospective investor.

INITIAL CLOSING DATE        The Initial Closing Date will be on or about
                            December 2, 2002. The Board of Directors, however, in its sole discretion, may postpone the Initial
                            Closing Date as to either Series for up to 90 days.
                            Each Series will commence operations following its Initial Closing Date, unless the Board of Directors determines to liquidate the Company following the receipt of initial subscriptions, in which case the Company or such Series will liquidate as soon as practicable and return to Members the amount of their subscriptions, plus accrued interest, if any.


TRANSFER RESTRICTIONS       Units held by a Member may be transferred only (1)
                            by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member or (2) under certain other limited circumstances, with the written consent of the Administrator (as authorized by the Board of Directors), which consent may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Unless the Company consults with its counsel and counsel confirms that the transfer will not cause the particular Series to be treated as a "publicly traded partnership" taxable as a corporation, the Administrator generally may not consent to a transfer of Units unless the following conditions are met: (1) the transferring Member has been a Member with respect to such Series for at least six months; (2) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase the Units; and (3) the transfer is (a) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), (b) to members of the transferring
                            Member's immediate family (siblings, spouse, parents or children), or (c) a distribution from a qualified retirement plan or an individual retirement account.
                            In connection with any request to transfer Units, the Company may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Administrator as to such matters as the Administrator may reasonably request.

                            Transferees will not be allowed to become substituted Members without the consent of the Administrator (as authorized by the Board of Directors), which consent may be withheld in its sole discretion. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company or the Administrator in connection with the transfer. See "Redemptions, Repurchases and Transfers of Units--Transfers of Units."

REDEMPTIONS AND
REPURCHASES OF UNITS
BY THE COMPANY              No Member will have the right to require the Company
                            to redeem his, her or its Units. The Company may from time to time, as determined by the Board of Directors in its sole discretion, upon recommendation of the Adviser, offer to repurchase
                            Units, generally on a pro rata basis, pursuant to written tenders by Members. Each such repurchase offer may be limited to the Units of one or more
                            Series and generally will apply to 5-25% of the net assets of the particular Series. The value of a Member's Units that are being repurchased will be equal to the value of the Member's capital account
                            (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. The
                            Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase
                            Units from Members initially on or about June 30, 2003. The Adviser expects that after that date it typically will recommend to the Board of Directors that the Company offer to repurchase Units from Members semi-annually, on each

                            June 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Company should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.

                            The LLC Agreement provides that a Series will be dissolved if any Member that has submitted a written request, in accordance with the terms of that Agreement, to tender all Units in such Series held by the Member for repurchase by the Company has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Series to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

                            The Company has the right to repurchase Units of Members if the Administrator (as authorized by the Board of Directors) determines that the repurchase is in the best interests of the Company or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See "Redemptions, Repurchases and Transfers of Units--No Right of Redemption" and "--Repurchases of Units."

SUMMARY OF TAXATION         Each Series intends to operate as a partnership and
                            not as an association or a publicly traded partnership taxable as a corporation for U.S.
                            federal income tax purposes, and each Series will make separate tax filings. Each Series should not be subject to U.S. federal income tax, and each Member will be required to report on his, her or its own annual tax return the Member's distributive share of the particular Series' taxable income or loss.
                            Although unlikely, if a Series were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Series would be subject to corporate income tax, and any distributions of profits from the Series generally would be treated as dividends.

                            Either Series may in the future elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes and would then seek qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Series so qualifies, the Series will not be subject to U.S. federal income tax on income and gains distributed in a timely manner to Members, provided certain requirements are met.

                            Members will be given 30 days' written notice of such a change in a Series' tax status and would be informed in greater detail of the applicable requirements with respect to the Series and the tax treatment that would apply to the Series and its Members under Subchapter M.

                            Either series may not receive tax information from its Investment Managers that is sufficiently timely to enable the Series to prepare its tax information in time for Members to file their own tax returns without requesting an extension of the time to file from the Internal Revenue Service ("IRS") or state or local taxing authorities. Accordingly, investors in a Series will likely be required to obtain extensions of time for filing their income tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations. See "Tax Aspects."

EMPLOYEE BENEFIT PLANS
AND OTHER TAX-EXEMPT
 ENTITIES Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh plans, (each, a tax-exempt" entity) may purchase Units of any Series. The Company's assets will not be deemed to be "plan assets" for purposes of ERISA. It is anticipated that at least some of the Investment Managers will utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member would incur income tax liability with respect to its share of the net profits derived from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" within the meaning of the Code.

                            The Company will provide to tax-exempt entities that are Members accounting information as is available to the Company to assist the Members in reporting unrelated business taxable income for income tax purposes. Investment in the Company by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Private Placement Memorandum and to consult their legal, tax and accounting advisers with respect to their consideration of an investment in the Company. See "ERISA Considerations" and "Tax Aspects."

REPORTS TO MEMBERS          The Company will furnish to Members as soon as
                            practicable after the end of each taxable year such information as is required by law to assist the Members in preparing their tax returns. As described above, an Investment Manager's delay in providing this information will delay the Company's preparation of tax information for investors, which will likely require Members to obtain extensions of the deadline for filing their tax returns, or could delay the preparation of the Company's annual report. The Company will send
                            Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly (or more frequent) reports regarding the operations of the Series in which they invest during each quarter (or applicable shorter period). See "Types of Investments and Related
                            Risks--Risks of Fund of Hedge Funds Structure."

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the LLC Agreement.

FISCAL YEAR                 For accounting purposes, the Company's fiscal year
                            is the 12-month period ending on March 31. The first fiscal year of the Company will commence on the Initial Closing Date and will end on March 31, 2003.
                            For tax purposes, the Company intends to adopt the 12-month period ending December 31 of each year as its taxable year.

                    SUMMARY OF FEES AND EXPENSES -- SERIES A

     The following table illustrates the fees and expenses that Series A expects to incur and that Members investing in Series A can expect to bear directly or indirectly.

   MEMBER TRANSACTION FEES
      Maximum placement fee (percentage of purchase amount)          3.00%(1)
      Maximum repurchase fee                                           None
   ANNUAL EXPENSES (as a percentage of Series A's net assets)
      Management Fee                                                   2.00%
      Administrative Fee                                               0.30%
      Other Expenses                                                  [___]%
   Total Annual Expenses (other than interest expense)                [___]%
   __________________

     (1) In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0%, 2.0% or 1.5% of the amounts transmitted in connection with their subscriptions (depending on the amounts subscribed for) in the discretion of their Placement Agent in consultation with the Administrator. Placement fees are payable to the Placement Agent and will be in addition to an investor's investment in the Company. See "Subscriptions for Units--Placement Fees."

     The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated contributions to Series A and anticipated expenses for the first year of its operations, and includes professional fees and other expenses that the Series will bear directly, including custody fees and expenses, but does not include organization expenses and offering costs. For a more complete description of the various fees and expenses of the Company, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Units."

EXAMPLE:

     You would pay the following fees and expenses on a $50,000 investment in Series A, assuming a 5% annual return:*

           1 year                         3 years
          $[_____]                       $[_____]

     The Example is based on the estimated fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Series may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Series.

_________________________
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

     You would pay the following fees and expenses on a $1,000 investment in Series A, assuming a 5% annual return:

                      1 year                         3 years
                     $[_____]                       $[_____]

                    SUMMARY OF FEES AND EXPENSES -- SERIES B

     The following table illustrates the fees and expenses that Series B expects to incur and that Members investing in Series B can expect to bear directly or indirectly.

 MEMBER TRANSACTION FEES
    Maximum placement fee (percentage of purchase amount)         3.00% (1)
    Maximum repurchase fee                                          None
 ANNUAL EXPENSES (as a percentage of Series B's net assets)
    Management Fee                                                  2.25%
    Administrative Fee                                              0.30%
    Other Expenses                                                 [___]%
 Total Annual Expenses (other than interest expense)               [___]%
 _______________

(1) In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0%, 2.0% or 1.5% of the amounts transmitted in connection with their subscriptions (depending on the amounts subscribed for) in the discretion of their Placement Agent in consultation with the Administrator. Placement fees are payable to the Placement Agent and will be in addition to an investor's investment in the Company. See "Subscriptions for Units--Placement Fees."

     The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated contributions to Series B and anticipated expenses for the first year of its operations, and includes professional fees and other expenses that the Series will bear directly, including custody fees and expenses, but does not include organization expenses and offering costs. For a more complete description of the various fees and expenses of the Company, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Units."

EXAMPLE:

     You would pay the following fees and expenses on a $50,000 investment in Series B, assuming a 5% annual return:*

           1 year                         3 years
          $[_____]                       $[_____]

     The Example is based on the estimated fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Series may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Series.

_________________________
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

     You would pay the following fees and expenses on a $1,000 investment in Series B, assuming a 5% annual return:

                      1 year                         3 years
                     $[_____]                       $[_____]

                                   THE COMPANY

     The Company, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on August 16, 2002 and has no operating history. The Company's principal office is located at 388 Greenwich Street, 16th Floor, New York, New York 10013, and its telephone number is (212) 816-4999. Under the LLC Agreement, the Company may issue one or more Series of Units. The LLC Agreement provides that each Series shall possess such relative rights and preferences as may be established by the LLC Agreement and the Board of Directors, and, in accordance with Delaware law, that liabilities incurred with respect to a Series shall be enforceable only against the assets of such Series and not against the assets of any other Series or of the Company generally. As of the date of this Private Placement Memorandum, the Board of Directors has established two separate Series of Units, designated as Series A and Series B. This Private Placement Memorandum refers to the offer and sale of Units of both Series A and Series B (and references in this Private Placement Memorandum to "Units" should be understood as referring either separately to Units of Series A or Series B or collectively to Units of both Series, as the context may require). Investment advisory services will be provided to each Series by the Adviser, Citigroup Alternative Investments LLC, a limited liability company organized under Delaware law and an indirect, wholly owned subsidiary of Citigroup, pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Company's investment program and its management and operation is vested in the individuals who serve on the Board of Directors. See "Management of the Company--Board of Directors." The Company's Managing Member is AMACAR Partners, Inc.

                                 USE OF PROCEEDS

     The proceeds from the sale of Units, excluding the amount of any placement fees paid by investors and net of each Series' and the Company's fees and expenses, will be invested by each Series to pursue its investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Series.

                                    STRUCTURE

     The Company, and each Series, is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships, are usually compensated through asset-based fees and performance-based allocations. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

     The Company, and each Series, is similar to a private investment fund in that each Series will be actively managed and Units will be sold in relatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, the managers of the Investment Funds typically will be entitled to receive performance-based compensation. Unlike many private investment funds, however, the Company, as a registered closed-end investment company, can offer Units without limiting the number of Eligible Investors that can participate in the investment program of each Series. The structure of the Company, and each Series, is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Company or either of the Series to the limitations on the number of Eligible Investors faced by many of those funds.

                               INVESTMENT PROGRAM

Investment Objective

     The investment objective of each Series is to seek capital appreciation. In particular, Series A seeks to realize a targeted annualized net return to Members over any three-to-five-year investment horizon equal to the return for that period of the three-month U.S. Treasury Bills plus 6.0%, with targeted volatility as measured by standard deviation of less than 5.5%; and Series B seeks to realize a targeted annualized net return to Members over any three-to-five-year investment horizon equal to the return for that period of the three-month U.S. Treasury Bills plus 8.5%, with targeted volatility as measured by standard deviation of less than 7.5%. No assurance can be given that a Series' investment objective or its particular return/volatility targets will be achieved. In addition, although Series B targets a higher return, and therefore a higher risk/volatility profile than Series A, no assurance can be given that either Series will not lose money, and under certain circumstances Series A actually may experience greater losses than Series B. As described below, each Series is a "fund of funds" that seeks absolute return over the long term, while providing diversification for the Members, either through investing in Investment Funds managed by third-party Investment Managers who employ a variety of alternative investment strategies or through investing in separate Investment Funds established by the Series and managed by Subadvisers (or with Subadvisers otherwise retained to directly manage assets of the Series).

     It is expected that Investment Funds in which each Series will invest have the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as "hedge funds," the Series' investment program can be referred to as a fund of hedge funds.

     Through the selection and monitoring of Investment Funds, each Series seeks to achieve capital appreciation that is not disproportionately influenced by the performance of any single Investment Fund. In addition, as already noted, through constructing a portfolio that is comprised of a number of Investment Funds, each Series seeks to achieve the desired returns with lower volatility than likely would be achieved by investing with a single Investment Fund.

Investment Philosophy

     Conventional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. Private, unregistered investment funds, however, are not subject to many of these limitations. The Adviser believes that the Series' strategy of investing primarily in these types of investment funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

     The Adviser believes a portfolio of Investment Funds can be assembled that capitalizes on both the potential lack of correlation among many Investment Funds and the lack of correlation of some alternative investment strategies with conventional long-only equity and fixed income strategies. A portfolio of alternative investment strategies may therefore produce capital appreciation more consistently and with less volatility than would most individual conventional or alternative investment strategies.

     Because alternative investment strategies may be risky, the Adviser believes it is prudent for each Series generally to invest in these strategies through Investment Funds organized as limited partnerships or other limited liability investment vehicles. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of a Series by limiting such Series' amount at risk to the amount invested in that Investment Fund. In certain circumstances, however, the Adviser believes that it may be appropriate to gain investment exposure to certain Investment Funds or Investment Managers by entering into derivative transactions, such as total return swaps, options and forwards. See "Types of Investments and Related Risks--Investment Related Risks--Risks of Securities Activities--Swap Agreements."

Investment Strategies

     The Adviser intends to invest the assets of each Series in Investment Funds that employ a variety of alternative investment strategies. As noted above, the Investment Managers to these Funds generally will conduct their investment programs through Investment Funds (primarily unregistered investment funds, and to a limited extent, registered investment companies) that have investors other than the Series. Subject to the approval of the Board of Directors (and, to the extent required by the 1940 Act, Members of the particular Series), a Series may also create separate Investment Funds that would be managed by one or more Subadvisers and for which such Series generally would be the sole investor.

     Some examples of the primary investment strategies that the Adviser intends to consider with respect to each Series are described below:

     Discretionary. Discretionary strategies make "directional" investments based on anticipated economic or technical trends, valuation inefficiencies or hedging around core holdings. Discretionary strategies include "Global Macro" and "Long/Short Equity."

          Global Macro. Investment Managers using this "market timing" strategy seek to dynamically allocate capital to relatively short-term trading opportunities around the world. These Investment Managers implement both directional strategies (seeking to participate in rising and declining markets) and relative value approaches (establishing long positions in undervalued securities and short positions in related instruments believed to be overvalued). Successfully implementing a global macro strategy requires well-developed risk management procedures, as global macro Investment Managers often employ significant leverage.

          Long/Short Equity. Investment Managers using a global long/short equity strategy seek to use their stock selection skills to identify companies that have the potential to perform well (the long portfolio) and those that are expected to do poorly (the short portfolio). These Investment Managers seek to actively manage market exposure by shifting the allocation between long and short investments over time depending on stock selection opportunities and the Investment Manager's evaluation of equity markets generally. Because the combined long/short portfolio generally will have an emphasis on long equity market exposure, this strategy is intended to generate strong returns during rising equity markets, while the portion of the portfolio that is sold short is intended to reduce losses during falling equity markets.

     Equity Arbitrage. Relative value/arbitrage strategies seek to take advantage of specific relative pricing anomalies, while maintaining low exposure to market risk generally. This may, for example, be achieved by purchasing one security perceived by the Investment Manager to be undervalued, while selling short another security perceived by the Investment Manager to be overvalued. Relative value/arbitrage strategies include "Statistical Arbitrage" and "Equity Market Neutral."

          Statistical Arbitrage. Statistical arbitrage is a relative value, "systematic" (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility. Trading is typically based on proprietary models that focus on, for example, short-term corporate events and structural relationships between stocks or longer-term factors such as the predicted shape of a given stock's price distribution over time. An important element of this strategy is the efficient implementation of large volume trades designed to extract profits from the relatively narrow price anomalies identified by these models.

          Equity Market Neutral. An equity market neutral strategy seeks to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry sector-wide price movements by simultaneously taking long and short positions in "matched" equities in approximately equal volumes. An Investment Manager utilizing an equity market neutral strategy attempts to take long positions in equities that it believes to be undervalued and short positions in equities it believes to be overvalued. The effectiveness of the strategy depends on the Investment Manager's ability to predict correctly that the long position will increase in value relative to the market as a whole and/or that the stock sold short will decrease in value relative to the market as a whole.

     Fixed Income Arbitrage. Investment Managers using fixed income arbitrage strategies analyze a variety of fixed income securities across several markets. These Investment Managers may seek to exploit changes in the shape of a country's yield curve (the spread or difference in yield between different maturities of an issuer; for example, two-year U.S. Treasury Notes versus ten-year U.S. Treasury Notes) or the relationship spread between the fixed income securities of two different countries (for example, yield curves on five-year German government bonds versus five-year U.S. Treasury Notes). Trading strategies also may be structured to exploit expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury Notes (for example, selling a company's bond and buying a U.S. Treasury Note), or credit spreads within a specific company's capital structure (for example, buying a company's senior debt and selling short its subordinated debt or equity). Fixed income arbitrage Investment Managers also may focus on mortgage and mortgage-related securities. Fixed income arbitrage Investment Managers tend to utilize significant amounts of leverage, take both long and short positions, and employ options, futures and other derivative strategies.

     Event Driven. Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include "Merger Arbitrage" and "Distressed Securities." Convertible Arbitrage is included with this group as a result of its correlation to the Distressed Securities strategies.

          Merger Arbitrage. Merger arbitrage strategies involve the purchase and sale of securities of companies involved in corporate reorganizations and business combinations, such as mergers, exchange offers, cash tender offers, spin-offs, leveraged buy-outs, restructurings and liquidations. Generally, when such an event is announced or otherwise publicly disclosed, merger arbitrage Investment Managers analyze the proposed or potential transaction to assess the likelihood of consummation and evaluate the potential profits involved in seeking to participate in the transaction. If the perceived profits justify the perceived risks, an Investment Manager will seek to participate in the transaction by buying or selling the securities involved. An Investment Manager also may consider other investment techniques designed to maximize profits and/or hedge against losses presented by the transaction. These techniques include short selling, options trading, trading in securities convertible into or exchangeable for the securities involved in the reorganization and investing in financial futures or other futures markets that the Investment Manager deems to be a potentially profitable investment strategy or hedge.

          Distressed Securities. Distressed securities strategies involve investing in obligations of companies experiencing financial difficulties, including companies that may be subject to or threatened with bankruptcy, reorganization or liquidation proceedings, companies in default on outstanding obligations to creditors and companies experiencing decreasing revenues or earnings. Typical instruments include, but are not limited to, public and private debt securities, bank loans, trade creditor obligations and preferred and common stock. Investment Managers pursuing a distressed securities strategy seek to identify specific securities or other obligations that are trading at discounts to their long-term realizable or "intrinsic" value (as determined by the Investment Manager). Such securities may be undervalued because, for example, of institutional portfolio and regulatory requirements imposed upon many creditors. Before an Investment Manager makes a distressed securities investment, extensive fundamental analysis generally is conducted to determine the value of the assets of a distressed company. The Investment Manager normally will then calculate the expected recovery for each class of claims and securities and the timing of an event, such as a bankruptcy filing or company reorganization, to realize this value. An Investment Manager may participate actively in restructuring negotiations as a representative of a creditors' committee or bank group when it is determined that such efforts will help the timing of the process. An Investment Manager also may decide to purchase a "blocking position," or with other investors collectively build a "blocking position," in an effort to influence the outcome of a restructuring. This may involve an effort to shorten the timing of the restructuring or influence the capital structure of the newly reorganized company. In order to continuously monitor an investment position, an Investment Manager generally will have frequent discussions with the management, competitors and suppliers of the subject company and with industry experts.

          Convertible Arbitrage. Convertible arbitrage strategies generally involve the simultaneous purchase and short sale of issues of the same issuer. The Investment Manager purchases the perceived undervalued issue and sells short the perceived overvalued issue. Often, the arbitrage involves the purchase of a convertible bond issued by the issuer and the short sale of that issuer's common stock. The convertible bond generally has a higher rate of return, carries the issuer's legal obligation to redeem at a pre-determined future date, and places its owner in a higher legal standing, as creditor, than the shareholders, should problems arise with the issuer. Therefore, the convertible bond should retain a larger percentage of its value than the common stock when share prices are falling, while retaining the ability to increase in value as the common stock price rises toward, and above, the conversion price. Convertible arbitrage activities may involve convertible bonds, convertible preferred stock, warrants and rights. In many instances, options on stocks, including puts and calls, may be utilized.

Investment Selection

     The Adviser is responsible for the allocation of assets of each Series to various Investment Funds, subject to policies adopted by the Board of Directors. The Adviser is also responsible for the selection of Subadvisers.

     The Adviser will select opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Funds while seeking to invest in compelling investment strategies and with promising Investment Managers at optimal times. The Adviser does not intend to invest the assets of each Series according to pre-determined allocations.

     The Adviser and its personnel will use a wide range of resources to identify attractive Investment Funds and promising investment strategies. These resources will include, but are not limited to, the experience of the Adviser's personnel and their contacts with Investment Managers, academics and prime-broker groups, Citigroup's global network, conferences and seminars, contacts with selected family offices and investors in other funds managed by the Adviser or its affiliates, academic journals and database research and ideas generated from within the Adviser.

     The Adviser's investment selection process involves a fundamental, top-down analysis that takes into account the broad risk/return features of the universe of strategy types in hedge funds and attempts to group potential Investment Mangers in logical categories or broad strategy groups. The asset allocation process then starts with an initial allocation across the broad strategy groupings, followed by a sub-allocation to individual strategies, and concludes with an allocation to Investment Funds within each selected strategy. The Adviser believes that the advantage of such a process over one based simply on evaluation of specific strategies and/or potential Investment Managers is that the risk and performance statistics of the broad strategy groups generally display greater stability than the statistics of the underlying strategies taken separately, which tend to vary substantially over time and in different market environments. The Adviser will structure allocations to individual strategies and to individual Investment Funds with the objective of achieving a Series' absolute return target while limiting its potential losses.

     The Adviser provides active ongoing portfolio management to each Series and conducts regular reviews of profit and loss at the Series level, Investment Fund level and, where appropriate, trading strategy level. The Adviser also regularly monitors compliance with each Series' predetermined risk limits. On a monthly basis, or more frequently if conditions warrant, the Adviser will consider rebalancing the portfolio of each Series to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views.

     In addition to having extensive contacts with some of the most established Investment Managers, the Adviser closely follows the development of the new talent that is entering the hedge fund universe. The Adviser, in its discretion, may allocate a portion of the assets of a Series to Investment Funds managed by some of these "emerging traders," who the Investment Adviser believes have the potential to contribute positively to the Series' performance.

     Subject to the "Asset Coverage Requirements" of the 1940 Act, the Adviser may cause a Series to employ leverage in order to fund repurchases of Units or for other purposes. This is in addition to the leverage used by individual Investment Funds. Leverage, whether employed by a Series or its underlying Investment Funds, has the effect of increasing returns or losses, as well as volatility. The Adviser may increase or decrease the degree of leverage employed by a Series at any time, but will have no control over leverage employed by an Investment Fund other than with respect to any predetermined leverage limits that may have been agreed to by the Investment Fund. See "Types of Investments and Related Risks."

     The Adviser intends to allocate the assets of each Series to Investment Funds following a wide variety of investment strategies, resulting in an asset mix held by the Investment Funds that may from time to time include, without limitation, currencies, commodity futures and options (subject to limitations described elsewhere in this Private Placement Memorandum), non-U.S. dollar denominated instruments, short-term instruments (including U.S. Treasury securities and certificates of deposit), sovereign debt, public and privately placed (unlisted) equity, equity-related and debt securities of U.S. and non-U.S. corporations, and investments in other investment funds.

     The Adviser's personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments, utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in the Investment Funds. For a more complete description of the experience of the personnel of the Adviser who are principally responsible for the management of each Series and the Company, see "The Adviser."

Portfolio Construction

     The Adviser will allocate assets of each Series among Investment Funds that, in its view, represent attractive investment opportunities in relation to the specific investment objective of such Series. On a monthly basis the Adviser, however, will consider rebalancing the portfolio of each Series to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views. There is no guarantee that any given Investment Fund will accept additional allocations of capital by a Series at the time the Series wishes to make such an additional allocation or at any time thereafter. Furthermore, any Investment Fund may return a Series' capital in whole or in part without the Series' consent (as a result of the Fund's liquidation or other compulsory redemption).

     The Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on a Series of losses or poor returns by one or more Investment Funds. There is no guarantee, however, that a Series will be able to avoid substantial losses due to poor returns by one or more Investment Funds. The Adviser will typically endeavor to limit the exposure to any one type of investment strategy to less than 40% of each Series' net assets (measured over time and subject to underlying Investment Funds' liquidity constraints) and to limit investments in any one Investment Fund to less than 20% of the Series' net assets (measured at the time of purchase). The Adviser also will limit a Series' investments in any one Investment Fund to less than 5% of the Investment Fund's outstanding voting securities.

     For purposes of a Series' investment restrictions and certain investment limitations under the 1940 Act, a Series will "look through" to the underlying investments of any Investment Funds it creates to facilitate the management of its assets by a Subadviser. The trading and investment activity of other Investment Funds in which the Series invests, however, are not subject to the Series' investment restrictions and, unless registered under the 1940 Act, generally are not subject to any investment limitations under the 1940 Act or the Code. Each Series may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Units or for other purposes.

Risk Management and Monitoring of Investments

     As noted above, unregistered investment funds typically have greater flexibility than conventional registered investment companies as to the types of securities unregistered funds may hold, the types of trading strategies they may use, and, in some cases, the extent to which they utilize leverage. The Investment Managers selected by a Series will have full discretion, without the Series' input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Investment Funds. The Investment Funds generally are not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S. (including emerging markets), large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund and involves certain risks. See "Types of Investments and Related Risks."

     The Adviser will employ an ongoing risk management process. Risk management with respect to portfolio construction will seek to achieve diversification across trading styles and investment strategies, asset classes and markets. The Adviser's regular risk management review will include: (i) at a minimum, a monthly review of profit and loss reports and risk profiles for each Investment Manager; (ii) ongoing quantitative and qualitative monitoring of Investment Managers; and (iii) monitoring of drawdown (loss) levels, especially with respect to predetermined "trigger" points.

     No risk-management process is fail-safe, and no assurance can be given that the Adviser's risk management process will achieve its objective. From time to time, the Adviser may modify or change its risk management system.

     The Adviser will seek to monitor the operations and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the investment strategy followed by the Investment Manager and prevailing market conditions. Although independently verifiable information about an Investment Funds' operations and performance may not be available on more than an annual basis, the Adviser regularly intends to solicit such information from the Investment Managers and other sources as the Adviser deems necessary to properly assess the relative success or failure of each Investment Fund, but there can be no assurance that the Adviser will be successful in obtaining any such information. In this regard, the Adviser in many cases intends to seek to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Investment Funds. (The inability to negotiate any such arrangement with a specific Investment Fund will not, however, prevent the Adviser from considering that Investment Fund for investment by a Series.) Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

     Based on the Adviser's assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objective of each Series in light of changing market conditions or otherwise, the Adviser periodically will adjust allocations of each Series' assets among Investment Funds. Rebalancing of a Series' portfolio generally will be considered on a monthly basis. A Series may, however, reduce its investment in an Investment Fund only as permitted by the governing documents of the Investment Fund (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Investment Fund on behalf of a Series), which may limit significantly the timing or size of permitted withdrawals or redemptions.

     The investment program of each Series is speculative and entails substantial risks. No assurance can be given that the investment objective of a Series will be achieved or that substantial losses will not be incurred. In fact, certain investment practices to be employed by a Series and/or the Investment Managers can, in some circumstances, substantially increase any adverse impact on such Series' investment portfolio. See "Types of Investments and Related Risks."



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                     TYPES OF INVESTMENTS AND RELATED RISKS

General

     The value of each Series' total net assets will fluctuate in response to fluctuations in the value of the Investment Funds in which a Series invests, and each Series could sustain losses. An investment in a Series should only be made by investors who have sufficient capital to sustain the loss of their entire investment in the Series. Discussed below are certain of the investments expected to be made by Investment Funds and the principal risks that the Adviser believes are associated with those investments. These risks will, in turn, have an effect on a Series. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser when acting on behalf of any Series.

Strategy Related Risks

     Global Macro. Global macro strategies include both directional trading and relative value approaches to what are generally short-term allocations of capital. Investment Managers utilizing a directional trading approach will take unhedged long or short positions in various markets. Such unhedged investments may expose a Series to full market risk and are subject to substantial losses. The use of a relative value approach is also subject to the risk of substantial losses because of imperfect correlation of an Investment Manager's portfolio of long and short positions.

     Long/Short Equity. Since a long/short equity strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of the portfolio.

     Statistical Arbitrage. The success of the investment activities of an Investment Manager employing statistical arbitrage is heavily dependent on the mathematical models used by the Investment Manager in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may not be predictive of future price movements. The Investment Manager may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

     Equity Market Neutral. A market neutral strategy requires both a long and short position. To the extent an Investment Manager is unable to maintain a balanced position because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to "match" long and short positions, the strategy will not be market neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual events specific to a particular company that cause sudden changes in the company's share valuation may also adversely affect historical price relationships between stocks, leading to losses when relying on the strategy.

     Fixed Income Arbitrage. Fixed income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, rate caps, rate swaps and the various other financial instruments and investments that fixed income arbitrage strategies may trade. Substantial risks are also involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change. Certain corporate, asset-backed and mortgage-backed securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed income arbitrage strategies. Many other unforeseeable events, including actions by various government agencies and domestic and international political events, may cause sharp market fluctuations.

     Merger Arbitrage. Merger arbitrage investments often incur significant losses when anticipated merger or acquisition transactions are not consummated. There is typically "asymmetry" in the risk-reward profile of mergers - the losses that can occur in the event of deal break-ups often far exceed the gains to be had if deals close successfully. The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; and (v) failed financings. Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Finally, merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

     Distressed Securities. The Investment Funds may invest in equity and debt securities of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type should be considered speculative, as they involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by U.S. state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the U.S. Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect to which such distribution was made.



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     Convertible Arbitrage. The success of the investment activities of an
Investment Manager involved in convertible arbitrage will depend on the Investment Manager's ability to identify and exploit price discrepancies in the market. Identification and exploitation of the market opportunities involve uncertainty. No assurance can be given that an Investment Manager will be able to locate investment opportunities or to correctly exploit price discrepancies. A reduction in the pricing inefficiency of the markets in which such Investment Manager will seek to invest will reduce the scope for the Investment Manager's investment strategies. In the event that the perceived mispricings underlying an Investment Manager's positions fail to materialize as expected by the Investment Manager, the positions could incur a loss.

     The price of a convertible bond, like other bonds, changes inversely to changes in interest rates. Hence, increases in interest rates could result in a loss on a position to the extent that the equity attributable to the short position often entered into by these Investment Managers does not correspondingly depreciate in value. While Investment Managers may seek to hedge interest rate risk via interest rate swaps and investments in U.S. Treasury securities, residual interest rate risk would adversely affect the portfolio. The price of convertible bonds is also sensitive to the perceived credit quality of the issuer. Convertible securities purchased by Investment Managers will decline in value if there is a deterioration in the perceived credit quality of the issuer or a widening of credit spreads, and this decline in value may not be offset by gains on the corresponding short equity position.

Investment Related Risks

     General Economic and Market Conditions. The success of a Series' activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Series' investments. Unexpected volatility or illiquidity could impair the Series' profitability or result in its suffering losses.

     Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

     Investments by the Investment Funds in corporate equity and debt securities, whether publicly traded or privately placed, are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser. The public equity markets have in the recent past experienced significant price volatility, especially in the technology sector.

     Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that a Series' investment activities will be successful or that Members will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk associated with any investment decision made by the Investment Manager of such

Investment Fund is increased. Following are some of the more significant risks that the Adviser believes are associated with the Investment Funds' styles of investing:

     Equity Securities. Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See "Non-U.S. Securities." Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. See "Smaller Capitalization Issuers."

     Bonds and Other Fixed Income Securities. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government (often referred to as "sovereign debt"); municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     Investment Funds may invest in both investment grade and non-investment grade (commonly referred to as junk bonds) debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

     Non-U.S. Securities. Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (collectively known as "ADRs"), which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

     Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies.

     The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

     An Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund's investment objective, such as when the Investment Manager of a Fund anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to foreign currency risks, and there can be no assurance that hedging techniques will be successful if used.

     Smaller Capitalization Issuers. Investment Funds may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

     Non-Diversified Status. The Company, and each Series, is a "non-diversified" investment company for purposes of the 1940 Act, which means that a Series is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. Each Series' net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such diversification standards. Each Series will, however, endeavor to limit investments in any single Investment Fund to 20% of such Series' net assets (measured at the time of purchase). The Adviser believes that this approach will help to reduce each Series' overall investment risk.

     Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Use of leverage in this manner is speculative and involves certain risks. A Series may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Units or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or a Series will increase the volatility of the Investment Funds or the Series.

     Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security's value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return of an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of investments held by the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to Investment Funds that are not managed by a Subadviser so that a Series' portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Units may be great.

     In seeking leveraged market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

     Short Sales. An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Investment Manager's view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of an Investment Fund's investment portfolio.

     Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history of the issuer. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

     Special Investment Instruments and Techniques. Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. The Adviser, on behalf of a Series, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     Derivatives. Each Series and some or all of the Investment Funds, may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or a Series can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or a Series as a whole. Derivatives permit an Investment Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or a Series. The Adviser's use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

     If an Investment Fund or a Series invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Investment Fund or such Series or result in a loss. An Investment Fund or a Series also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund or such Series is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Options and Futures. Each Series and the Investment Funds may utilize options and futures contracts and so-called "synthetic" options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, such Series' or the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, a Series or a Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

     Each Series and the Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Series or the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

     A Series and the Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Series or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

     Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, and a Series or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not.

Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

     Engaging in transactions in futures contracts involves risk of loss to a Series or the Investment Fund that could adversely affect the value of such Series' net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Series or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser's or an Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Positions of the Securities and Exchange Commission ("SEC") and its staff may require the Adviser or a Subadviser to segregate permissible liquid assets in connection with their options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser's or the Subadviser's ability otherwise to invest those assets.

     Futures and related options transactions by a Series must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of each Series in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "Commodity Exchange Act"), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Series. Pursuant to regulations and/or published positions of the SEC, a Series may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Call and Put Options on Securities Indices. A Series or an Investment Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Series or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indices will be subject to the Adviser's or an Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

     Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. Warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     Swap Agreements. A Series or an Investment Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Series or an Investment

Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     Most swap agreements entered into by a Series or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Series or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Series' or the Investment Fund's risk of loss consists of the net amount of payments that the Series or the Investment Fund contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund (or other account managed by the Investment Manager) a Series otherwise could not invest directly, perhaps because of its investment minimum, or its unavailability for direct investment, a Series may enter into swap agreements under which the Series may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund (or other account managed by the Investment Manager) over a stated time period. A Series may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a "constructive ownership transaction" with respect to the reference property, which may result in a portion of any long-term capital gain being treated as ordinary income. See "Tax Aspects--Tax Treatment of Company Investments."

     Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of an Investment Fund's total assets. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

     When-Issued and Forward Commitment Securities. Investments Funds or the Adviser on behalf of a Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to their delivery. When-issued securities and forward commitments may be sold prior to the settlement date. Disposal of the right to acquire a when-issued security prior to its acquisition or disposal of the right to deliver or receive against a forward commitment may incur a gain or loss. These transactions, if effected by a Series or by an Investment Fund managed by a Subadviser, will be subject to the Series' limitation on indebtedness unless, at the time the transaction is entered into, the Company or the Series has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund or a Series on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Series may incur a loss.

     Mortgage-Backed Securities. Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect a Series in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

     The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities ("ARMs"), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation ("CMO") derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

     Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For Investment Funds that are managed by a Subadviser, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

     A Series' interests in Investment Funds are themselves illiquid and generally are subject to substantial restrictions with respect to redemptions or withdrawals and on transfer. These restrictions may adversely affect the Series were it to have to sell or redeem those interests at an inopportune time.

     Counterparty Credit Risk. Many of the markets in which each of the Series and the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets. To the extent a Series or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, such Series or Investment Fund will take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund or a Series to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Series and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Series.

Risks of Fund of Hedge Funds Structure

     The Investment Funds generally will not be registered as investment companies under the 1940 Act. Each Series, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser in many cases will seek to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Investment Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Investment Fund's annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Investment Fund's governing documents), Investment Funds are not contractually or otherwise obligated to inform their investors, including the Series, of details surrounding their investment strategies. An Investment Fund may use investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of any Series depends on the success of the Adviser in selecting Investment Funds for investment by such Series and the allocation and reallocation of the Series' assets among those Funds.

     Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and each Series generally. As a result, an Investment Manager with positive performance may receive performance compensation from a Series, as an investor in an underlying Investment Fund, and indirectly from its Members, even if the Series' overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in any Series directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because a Series may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Investment Fund on behalf of a Series), a Series from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

     For each Series to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Investment Managers to which it has allocated capital. An Investment Manager's delay in providing this information would delay a Series' preparation of tax information for investors, which would likely require Members to file extensions of the time for filing their tax returns, or would delay the preparation of the Series' annual report.

     An investor in the Company meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through a Series, an investor bears a portion of the Adviser's Management Fee and other expenses of the Series, and also indirectly bears a portion of the asset-based fees, performance allocations and other expenses borne by the Series as an investor in the Investment Funds.

     Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, a Series may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Series to dispose of these securities in a manner that is in the best interests of the Series. A Series may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

     A Series may agree to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Units.

     Other risks that the Adviser believes are associated with each of the Series' fund of hedge funds investment approach include:

     Valuation. A Series will value its investments in Investment Funds not managed by the Subadvisers at fair value in accordance with procedures established by the Board of Directors. Under these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Series' valuation. Valuations provided by the Investment Managers generally will be conclusive with respect to a Series, even though an Investment Manager may face a conflict of interest in valuing the Investment Fund, as their value will affect the Investment Manager's compensation. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be "estimated" only, subject to revision through the end of each Investment Fund's annual audit. Revisions to the gain and loss calculations of each Investment Fund will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to an Investment Fund until its annual audit is completed. Such revisions at the Investment Fund level, however, will not affect a Series' previously determined net asset value and will not, for example, affect the value of Units repurchased by the Company or purchased by investors prior to any such revision. Rather, adjustment to a Series net asset value will be made only after the relevant revision at the Investment Fund level, and any such subsequently adjusted valuation will be entirely for the benefit of the holders of the outstanding Units of that Series and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. New Members will be affected in a similar way, because the same principles apply to the purchase of Units. See "Capital Accounts and Allocations--Net Asset Valuation."

Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from a Series, or if a Series declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Series from the Investment Fund.

     Investments in Non-Voting Stock. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency will make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause a Series to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, a Series may need to hold its interest in an Investment Fund in non-voting form. Additionally, for regulatory reasons, a Series may need to limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent a Series holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund.

     Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

                                   OTHER RISKS

     Investing in each of the Series will involve risks other than those associated with investments made directly by Investment Funds including those described below:

     Lack of Operating History. The Company is a recently formed entity and its Series have no operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Adviser responsible for managing the Company's and each Series' investment portfolio have substantial experience in managing investments and private investment funds and have provided and continue to provide advisory and management services to clients and private investment funds that have substantially similar investment programs to that of the Company. See "The Adviser" and "Conflicts of Interest."

     Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by each Series is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that a Series will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment Funds sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those a Series may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to such Series.

     Increased Competition in Alternative Asset Investments. In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by a Series. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that a Series may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Series.

     Reliance on Historical Data. Allocations to individual strategies within each Series may be selected, among other reasons, because they historically exhibit certain statistical volatility, return and correlation characteristics and, together, are relatively unrelated to the strategies within each Series. This strategy allocation is heavily dependent on the Adviser's analysis of historical data, and, in particular, statistical volatility, return and correlation characteristics. No assurance can be given that the historical parameters will accurately predict future characteristics. To the extent that future events may vary significantly from these historical parameters upon which the strategy allocation is based, the allocation to Investment Funds may not provide the expected levels of risk, return and volatility and may result in a Series experiencing significant losses or in the Series failing to achieve its targeted returns during otherwise favorable market cycles.

     Inadequate Return. No assurance can be given that the returns on a Series' investments will be commensurate with the risk of investment in such Series. Investors should not commit money to a Series unless they have the resources to sustain the loss of their entire investment in the Series.

     Inside Information. From time to time, a Series or its affiliates or an Investment Manager may come into possession of material, non-public information concerning an entity in which the Series or Investment Fund has invested, or proposes to invest. Possession of that information may limit the ability of such Series or Investment Fund to buy or sell securities of the entity.

     Recourse to the Series' Assets. The assets of each Series, including any investments made by the Series and any interest in the Investment Funds held by the Series, are available to satisfy all liabilities and other obligations of the Series. If a Series becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to such Series' assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability. Under the Company's LLC Agreement and applicable provisions of Delaware law, a Series will not be subject to the liabilities of any other Series, but will be subject to the liabilities (including any contingent liabilities) of the Company as a whole.

     Possible Exclusion of a Member Based on Certain Detrimental Effects. A Series may, as determined by the Administrator on the basis of the powers delegated to it by the Board of Directors, repurchase the Units held by a Member or other person acquiring Units from or through a Member, if:

o the Units have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Member;

o ownership of the Units by the Member or other person likely will cause a Series to be in violation of, or require registration of any Unit or portion of any Units under, or subject the Company or a Series to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

o continued ownership of the Units by the Member or other person may be harmful or injurious to the business or reputation of the Company, a Series, the Board of Directors, the Adviser or any of their affiliates, or may subject the Company, the Series or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

o any of the representations and warranties made by the Member or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

o the Member is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (collectively, "Special Laws or Regulations"), and the Administrator determines that the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units; or

o the Directors or the Administrator determine that the repurchase of the Units would be in the best interests of the Company or the particular Series.

The effect of these provisions may be to deprive an investor in a Series of an opportunity for a return even though other investors in the Series might enjoy such a return.

     Limitations on Transfer; No Market for Units. No Member will be permitted to transfer his, her or its Units without the consent of the Administrator (as authorized by the Board of Directors). The transferability of Units will be subject to certain restrictions contained in the LLC Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for Units, and it is not contemplated that one will develop.

     Liquidity (Repurchase) Risks. It is not expected that Units will be traded on any securities exchange or other market, and Units will be subject to substantial restrictions on transfer. Although the Company may offer to repurchase Units of a Series from time to time, a Member investing as of the Initial Closing Date should not expect to be able to liquidate Units for up to seven months, and possibly longer. The Adviser expects to recommend to the Board of Directors that the Company offer to repurchase Units in each Series from Members on June 30, 2003, and, after that date, semi-annually, effective on the last business day of June and December (generally up to a maximum of 25% of a Series' net assets). No assurances can be given that these repurchases will occur. Consequently, Units should only be acquired by investors able to commit their funds for an indefinite period of time.

     With respect to any future repurchase offer, Members tendering Units, for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Notice Date"). The Notice Date generally will be 45 days prior to the date that the Units to be repurchased are valued by the Company (the "Valuation Date"). Tenders will be revocable upon written notice to the Company up to 30 days prior to the Valuation Date. Accordingly, Members that elect to tender Units for repurchase will not know the price at which such Units will be repurchased until after the election to tender becomes irrevocable. It is possible that during the time period between the day on which a Member elects to tender and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Units in the Company. See "Redemptions, Repurchases and Transfers of Units."

     Potential Significant Effect of the Performance of a Limited Number of Investments. The Adviser expects that each Series will participate in multiple investments. A Series may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited number of investments may have a significant effect on the performance of a Series.

     Tax Considerations; Distributions to Members and Payment of Tax Liability. The Series currently do not intend to make periodic distributions of their net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal and state income taxes on his, her or its share of the Series' taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board of Directors. In addition, for each Series to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Investment Managers to which it has allocated capital. An Investment Manager's delay in providing this information will delay a Series' preparation of tax information for investors, which will likely require Members to obtain extensions of the time for filing their tax returns, or could delay the preparation of the Series' annual report. See "Tax Aspects" for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in a Series.

     Banking Regulation. The Adviser, Citigroup and their affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"), and to regulation by the Federal Reserve. Citigroup has elected to become a financial holding company under the Bank Holding Company Act and expects to treat its investment, and that of its affiliates, in the Company or any Series as part of its merchant banking activities under the Bank Holding Company Act. These banking laws, rules and regulations and their interpretation by the staff of the regulatory agencies that administer them may restrict the transactions and relationships between the Adviser, Citigroup and their affiliates, on the one hand, and the Company or any Series, on the other hand, and may restrict the investments and transactions by a Series. It is not anticipated that these restrictions will have a material effect on the Company or any Series. However, in the future, if Citigroup elects not to treat its investment, or that of its affiliates, in the Company or any Series as part of its merchant banking activities, or if these banking laws, rules and regulations or their interpretation change, or if Citigroup ceases to qualify as a financial holding company under the Bank Holding Company Act, the activities of a Series may be limited and restricted in certain ways to ensure compliance with the Bank Holding Company Act, including by limiting the amount of investment in certain Investment Funds, or, alternatively, the investment of Citigroup or any affiliate in the Company or any Series (and/or their relationships to the Company or any Series) may be modified or the Company or any Series may be restructured so that Citigroup will not be deemed to "control" the Company or any Series for Bank Holding Company Act purposes.

                           LIMITS OF RISK DISCLOSURES

     The above discussions of the various risks associated with each Series and the Units are not, and are not intended to be, a complete explanation of the risks involved in an investment in a Series. Prospective investors should read this entire Private Placement Memorandum and the LLC Agreement and consult with their own advisors before deciding whether to invest in any Series. In addition, as the investment program of each Series changes or develops over time, an investment in a Series may be subject to risk factors not described in this Private Placement Memorandum.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The investment objective of each Series is fundamental and may not be changed without a vote of a majority of each Series' outstanding voting securities. Each Series has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the particular Series' outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of security holders, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or of more than 50% of the outstanding voting securities, whichever is less.

     In applying the investment restrictions and other policies described in this Private Placement Memorandum, each Series will aggregate its investments and transactions with those of each Investment Fund, if any, that is advised by a Subadviser, but will not aggregate its investments and transactions with those of the underlying Investment Funds that are not managed by Subadvisers. With respect to Investment Funds not managed by a Subadviser, therefore, each Series will not "look through" to the investments and trading activity of such Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Series' total assets, unless otherwise stated in this Private Placement Memorandum, will not constitute a deviation from the restriction or policy. Each Series' fundamental investment restrictions are as follows:

     (1) A Series will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, a Series' investments in Investment Funds are not deemed to be an investment in a single industry).

     (2) A Series will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) a Series may borrow money from banks, brokers and other lenders to finance portfolio transactions and engage in other transactions involving the issuance by a Series of "senior securities" representing indebtedness, (b) a Series may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, Units and (c) a Series may enter into derivative transactions, such as total return swaps, options and futures, in accordance with the 1940 Act and the interpretations of that Act.

     (3) A Series will not underwrite securities of other issuers, except insofar as such Series may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     (4) A Series will not make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with such Series' investment policies.

     (5) A Series will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     (6) A Series will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

     The Adviser will not cause any Series to make loans to or receive loans from the Managing Member, the Adviser or their affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. A Series and the Investment Funds in which a Series invests may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act and other applicable laws.

                            MANAGEMENT OF THE COMPANY

     Board of Directors

     The Company's Board of Directors has overall responsibility for monitoring and overseeing the investment program of each Series and the Company's management and operation and has approved the investment program of each Series. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Delaware Limited Liability Company Act. The Board of Directors will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company and each Series as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company's business.

     Although the Directors review policies regarding the management of the Company and review information regarding the investment program of each Series in connection with quarterly meetings of the Board, they do not have an active role in supervising each Series' ongoing operations. This means, for example, that the Directors do not select or approve the Investment Managers or the Investment Funds. To the fullest extent allowed by applicable law including the 1940 Act, the LLC Agreement indemnifies the Directors for all costs, liabilities and expenses that they may experience as a result of their service as Directors.

     The Directors, in their capacity as such, are not Members of the Company or of any Series and, accordingly, each Director in his capacity as such has no liability as a Member. Directors will not contribute to the capital of any Series in their capacity as Directors, but may subscribe for Units, subject to the eligibility requirements described in this Private Placement Memorandum.

     Directors may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

     Directors and Officers

     The Company's officers are appointed by the Directors and will oversee the management of the day-to-day operations of the Company and each Series under the supervision of the Board of Directors. Two of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser, the Managing Member, their subsidiaries or Citigroup. The other Directors are not affiliated with the Adviser, the Managing Member, their subsidiaries or Citigroup and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Directors and officers of the Company also may be directors and officers of other investment companies managed, advised, administered or distributed by Citigroup or its subsidiaries. A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below.

     Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser or its affiliates. (The Company and such other investment companies are referred to collectively in this section of the Private Placement Memorandum as the "Fund Complex.")

                                                         INDEPENDENT DIRECTORS





                                                          PRINCIPAL             NUMBER OF
     NAME,         POSITION(S)       TERM OF OFFICE      OCCUPATION(S)      PORTFOLIOS IN FUND         OTHER
   ADDRESS          HELD WITH        AND LENGTH OF         DURING            COMPLEX OVERSEEN        DIRECTORSHIPS
    AND AGE        THE COMPANY       TIME SERVED         PAST 5 YEARS           BY DIRECTOR       HELD BY DIRECTOR
  ---------        -----------       -----------         --------------      -----------------    -----------------

[__________]         Director
[__________]         Director
[__________]         Director

                                                         INTERESTED DIRECTORS



                                                          PRINCIPAL             NUMBER OF
     NAME,         POSITION(S)       TERM OF OFFICE      OCCUPATION(S)      PORTFOLIOS IN FUND         OTHER
   ADDRESS          HELD WITH        AND LENGTH OF         DURING            COMPLEX OVERSEEN        DIRECTORSHIPS
    AND AGE        THE COMPANY       TIME SERVED         PAST 5 YEARS           BY DIRECTOR       HELD BY DIRECTOR
  ---------        -----------       -----------         --------------      -----------------    -----------------

[_________]
[_________]



                                                               OFFICERS

                                                                     PRINCIPAL
     NAME,                   POSITION(S)       TERM OF OFFICE      OCCUPATION(S)
   ADDRESS                    HELD WITH        AND LENGTH OF         DURING
    AND AGE                  THE COMPANY       TIME SERVED         PAST 5 YEARS
  ---------                  -----------       -----------         ---------------


Clifford De Souza              President
Janet Holmes                Vice President
Paul Weisenfeld             Vice President
Claudio Macchetto              Treasurer
Sonia Rubinic                  Secretary
Bernadette Reynolds       Assistant Secretary


     Other than as described above, since January 1, 2002, none of the Independent Directors who is a director of another investment company whose adviser and principal underwriter is Citigroup Alternative Investments LLC has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser.

Compensation

     The following table shows information regarding the compensation expected to be received by the Independent Directors of the Company from all registered investment companies for which the Adviser or their affiliates serve as an investment adviser or general partner for the calendar year ending December 31, 2003. No compensation is paid by the Company to Directors who are "interested persons" of the Company, the Managing Member or the Adviser.

                                     COMPENSATION TABLE FOR CALENDAR YEAR ENDING DECEMBER 31, 2003

                                                                                                            TOTAL
                                                      PENSION OR RETIREMENT                              COMPENSATION
                                                       BENEFITS ACCRUED AS       ESTIMATED ANNUAL      FROM COMPANY AND
                           AGGREGATE COMPENSATION        PART OF COMPANY           BENEFITS UPON         FUND COMPLEX
    NAME OF DIRECTOR         FROM THE COMPANY(1)           EXPENSES(2)             RETIREMENT(2)       PAID TO DIRECTOR
---------------------      ----------------------     ---------------------      -----------------     -----------------
  INDEPENDENT DIRECTORS

    [___________]

    [___________]

    [___________]

     INTERESTED
     DIRECTORS

    [___________]

    [___________]

__________________

(1) The Company is newly formed, and the amounts listed are estimated for the year 2003.

(2) The Company does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits from the Company.

     The Independent Directors are each paid an annual retainer of $5,000 and a fee per meeting of the Board of Directors of $500, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

     The Board of Directors has formed an Audit Committee currently composed of each of the three Independent Directors, the functions of which are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; and (3) to act as a liaison between the Company's independent auditors and the Board of Directors.

     The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the three Independent Directors, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee does not consider proposals from Members in connection with proxy solicitations.

     The Board of Directors has formed a Valuation Committee, currently composed of [__] Directors, whose function, subject to the oversight of the Board of Directors, is to review each Series' valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with each Series' valuation procedures.

                               THE MANAGING MEMBER

     The managing member of the Company is AMACAR Partners, Inc., a corporation formed under the laws of the State of Delaware (the "Managing Member"). The Managing Member is unaffiliated with the Company, the Adviser and Citigroup. To the extent the Managing Member is deemed a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act, the LLC Agreement provides that the Managing Member will delegate substantially all authority to manage the day-to-day operations and the assets of the Company and each Series to the Board of Directors. The Managing Member currently serves, and in the future may serve, as the managing member of other registered or unregistered investment companies.

     The Managing Member will be entitled to receive from the Company for its services as Managing Member an initial fee equal to $5,000 for each Series and an annual management fee paid in advance equal to $10,000 for each Series, which may be adjusted from time to time with the approval of the Board of Directors. This fee will be pro-rated for periods of less than one calendar year. The Managing Member will be reimbursed for all reasonable out-of-pocket expenses related to services provided to the Company.

     The Managing Member may resign at any time upon giving 90 days' prior written notice to the Company. Notwithstanding the foregoing, such resignation will not become effective unless and until a successor managing member is selected, appointed and admitted as Managing Member to perform the services required under the LLC Agreement. Pursuant to the LLC Agreement, the Managing Member may not be removed by the Members.

                                   THE ADVISER

     Citigroup Alternative Investments LLC serves as investment adviser to each Series. The Adviser has the responsibility to implement the investment program of each Series, subject to the ultimate supervision of, and any policies established by, the Board of Directors. Under the terms of an Investment Advisory Agreement to be effective as of October 1, 2002, the Adviser will allocate each Series' assets and monitor regularly each Investment Fund to determine whether its investment program is consistent with each Series' investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate a Series' assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors and to the condition that the retention of any Subadviser will require approval of a majority of the Independent Directors and, unless a Series receives an exemption from certain provisions of the 1940 Act, of a majority, as defined in the 1940 Act, of the Series' outstanding voting securities.

     The Adviser is organized as a limited liability company under the laws of the State of Delaware and is a registered investment adviser under the Advisers Act. The Investment Adviser also is registered as a commodity trading adviser and a commodity pool operator with the CFTC and is a member of the NFA. Personnel of the Adviser serve as portfolio managers to certain clients and private investment funds, which utilize an investment program that is substantially similar to that of the Series. The Adviser currently serves, and may in the future serve, as an investment adviser to other registered and unregistered private investment companies. The offices of the Adviser are located at 399 Park Avenue, 7th Floor, New York, New York 10043, and its telephone number is (212) 559-3190.

     The personnel of the Adviser principally responsible for management of the Company are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Company should have access to a large number of Investment Funds from which to select.

     The following officers of the Adviser will have primary responsibility for management of the Company are:

Clifford De Souza, Senior Vice President and Senior Investment Officer

     Clifford De Souza is the Adviser's Senior Investment Officer for hedge funds. Mr. De Souza has overall responsibility for investment methodology and allocation, Investment Fund selection, risk management and Investment Manager due diligence.

     Prior to joining the Adviser in 2001, Mr. De Souza was the Chief Operating Officer of PlusFunds Ltd., a provider of risk management and valuation services to the hedge fund industry. In that capacity, Mr. De Souza was responsible for developing risk analysis and valuation methodologies specific to hedge funds and supervising their implementation with respect to that firm's hedge fund clients. He was also responsible for overseeing the Structured Products Group and assisted in the development of its innovative approach to the financial engineering of hedge fund products.

     Before joining PlusFunds Ltd. in 2000, Mr. De Souza co-headed Emerging Market Debt and Foreign Exchange trading for Warburg Dillon Read/UBS. He also helped to create UBS' Alternative Asset Management subsidiary and was the head trader for its Global Emerging Market Hedge Fund. He also has several years' experience in other financial institutions trading a variety of asset classes.

     Mr. De Souza received his M.A. from the University of Cambridge and holds a Ph.D. in Theoretical Physics from the University of Maryland.

Nicholas DeMonico, Managing Director

     Nick DeMonico is a Portfolio Manager responsible for Investment Fund selection and asset allocation covering arbitrage/relative value and event driven strategies. Prior to joining the Adviser in 2002, Mr. DeMonico was a Managing Director and Senior Portfolio Manager for CDC Investment Management Corp. in New York since 1991. He was also Executive Vice President and Treasurer for CDC North America, in charge of the firm's Proprietary Trading and Capital Markets groups.

     Mr. DeMonico earned his undergraduate degree from Columbia College and his graduate degree in Finance from Columbia Business School.

David Biase, Managing Director

     David Biase is a Portfolio Manager responsible for Investment Fund selection and asset allocation covering discretionary strategies. Prior to joining the Adviser in 2002, Mr. Biase was a macro hedge fund manager for the Safra family (Tensor Capital). Prior to 2000, he was Global Co-Head of Emerging Market Debt, Foreign Exchange and Derivatives trading for SBC Warburg and later UBS for six years.

     Mr. Biase received his M.B.A. and M.F.A. from Columbia University.

     The Adviser is an indirect, wholly owned subsidiary of Citigroup, and is considered to be the alternative investment management unit of Citigroup. Citigroup is the largest financial services firm in the United States with leading market positions in investment banking, research, capital markets asset management, commercial, banking, credit services and insurance services. The firm has relationships with many users and providers of capital, and the Adviser will have access to the firm's talent, ideas, unique opportunities and resources. The Adviser had total assets under management of over $55 billion as of July 2002. Alternative investments managed by the Adviser include hedge funds, credit structures, real estate, private equity, fixed income and managed futures. Citigroup serves many interests in addition to the Company, which creates certain risks and possibilities of adverse effects on investors in the Company. See "Conflicts of Interest." Subject to applicable banking laws, Citigroup and/or other affiliates of the Adviser may make a significant investment in each Series.

                          INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for each of the Series. The Adviser makes all decisions as to each Series' purchases and withdrawals of interests in Investment Funds and also advises the Board of Directors regarding the selection and termination of Subadvisers. The Investment Advisory Agreement is terminable as to either Series without penalty upon 60 days' prior written notice by the Board of Directors, by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the respective Series, or by the Adviser upon 60 days' prior written notice. The Investment Advisory Agreement will become effective as of October 1, 2002, and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year as to each Series if the continuance is approved annually by the Board of Directors (including a majority of the Independent Directors) by vote cast in person at a meeting called for the purpose of voting on such continuance. The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules under that Act.

     The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company or any Series, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Company or any Series for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Company or any Series. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company, the Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company or any Series, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     In considering approval of the Investment Advisory Agreement, the Board of Directors considers the following factors, among others: the total compensation to be received, directly or indirectly, by the Adviser, including cash compensation and benefits; the expenses incurred by the Adviser in performing services under the agreement; the total cost to the Company and each Series of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Company and each Series; the effect of the Management Fee on the ratio of total expenses to total assets; competitive prices for comparable services; and past performance and reliability of the Adviser. The Board of Directors considers these factors, among others, in order to ensure that approval of the Advisory Agreement serves the interests of the Company, each Series and the Members.

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's Series or Company investment percentage, as the case may be, at a meeting of Members called by the Board of Directors or by Members of the Company or a Series, as the case may be, holding at least a majority of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors, approval of the Investment Advisory Agreement, and on certain other matters. Voting with respect to the election of Directors and certain other matters affecting all Series is conducted on a Company-wide basis. Notwithstanding their ability to exercise their voting privileges, Members, in their capacity as such, are not entitled to participate in the management or control of the Company's business and may not act for or bind the Company or any Series.

                   INVESTMENT MANAGERS TO THE INVESTMENT FUNDS

     Set out below is a description of practices that the Subadvisers are expected to follow. Although the Adviser anticipates that Investment Managers that are not Subadvisers will follow practices similar to those described below, no guarantee or assurances can be made that such practices will be followed or that an Investment Manager (including a Subadviser) will adhere to, and comply with, its stated practices.

     Participation in Investment Opportunities--The Adviser anticipates that each Investment Manager will consider participation by a Series, or an Investment Fund in which a Series has invested, in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for other accounts managed by the Investment Manager, other than the Series or such Investment Fund (collectively, the "Other Accounts"), that pursue investment programs similar to that of the Series. Circumstances may arise, however, under which an Investment Manager will cause its Other Accounts to commit a larger (or smaller) percentage of their assets to an investment opportunity than to which the Investment Manager will commit assets of a Series or an Investment Fund in which a Series has invested. Circumstances may also arise under which an Investment Manager will consider participation by its Other Accounts in investment opportunities in which the Investment Manager intends not to invest on behalf of a Series or an Investment Fund in which a Series has invested, or vice versa.

     Situations may occur in which a Series could be disadvantaged by investment activities conducted by the Investment Manager for the Other Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a Series, or an Investment Fund in which a Series has invested, and/or the Investment Manager's Other Accounts (collectively, "Co-Investors", and, individually, a "Co-Investor"), which could limit the size of a Series' or an Investment Fund's position in an otherwise desirable investment; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

     In general, each Investment Manager, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of an Investment Fund in which a Series invests. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same as, different from or made at different times than positions taken for an Investment Fund.

     Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Other Accounts or a Series.

                                  OTHER MATTERS

     An Investment Manager may from time to time cause an Investment Fund to effect certain principal or agency cross transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

     The Adviser, its affiliates and their directors, officers and employees may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made by the Adviser on behalf of a Series. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or its affiliates that are the same, different from or made at different times from positions taken for a Series. To lessen the possibility that a Series will be adversely affected by this personal trading, each of the Company and the Adviser has adopted a code of ethics (together, the "Codes of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding each Series' portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Series except that a Series may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for a Series to purchase and another client to sell, or the Series to sell and another client to purchase, the same security or instrument on the same day.

     Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

                                    BROKERAGE

     Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager (including a Subadviser) will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. The Adviser may consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

     Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information ("soft dollar items"), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which a Series invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for an Investment Fund.

     Section 28(e) of the Securities Exchange Act of 1934, as amended, specifically permits the use of soft dollar items in the manner described above. Soft dollar items other than the research-related services described above are, however, outside the Section 28(e) "safe harbor," as are "soft dollars" not generated through agency transactions in securities or with respect to certain types of derivatives transactions. The Investment Managers may receive soft dollar items outside the Section 28(e) safe harbor.

                                  ADMINISTRATOR

     The Company has retained the Administrator, Citigroup Alternative Investments LLC, whose principal business address is 399 Park Avenue, 7th Floor, New York, New York, 10043, to provide certain administrative and investor services to the Company. Under the terms of an administration agreement that will be entered into between the Company and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Units, if any; (2) accepting payment for the Units; (3) computing and disseminating the net asset value of the Series in accordance with the LLC Agreement; (4) preparing for review the annual financial statements of the Company, as well as quarterly reports regarding the Series' performance and net asset value; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Company and each Series. The Administrator expects to retain PFPC Inc., an independent third party, and a corporation formed under the laws of the Commonwealth of Massachusetts, to assist it in performing some or all of these services.

     The Administrator will be paid a monthly Administrative Fee of approximately 0.025% (0.30% on an annualized basis) of the net assets of each Series. The Administrator will also be reimbursed by the Company for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Company. The Administrative Fee may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either party upon not less than 60 days' written notice.

     The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Company, to any Series or to Members for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Administration Agreement, the Company will agree to indemnify the Administrator from and against any and all liabilities and expenses whatsoever arising out of the Administrator's actions under the Administration Agreement, other than liability and expense arising out of the Administrator's fraud, gross negligence or willful default or misconduct.

     The Administrator has been authorized by the Board of Directors, on behalf of each Series, in the Administration Agreement, to make various determinations on behalf of each Series, regarding subscription for, and the transfer and repurchase of, Units, as well as, with respect to certain matters relating to Members' capital accounts and the allocation of expenses between the Series. In particular, the Board of Directors has authorized the Administrator to:

o accept or reject initial and additional subscriptions for Units; determine whether the Company should offer Units at times other than scheduled dates; reduce subscription minimums; accept subscriptions prior to receipt of cleared funds; waive the requirement that subscriptions be made in cash through a Salomon Smith Barney Inc. brokerage account; waive any other requirement concerning the timing and manner of subscription; suspend subscriptions for Units; and consult with the Placement Agents with respect to adjustment or waiver of placement fees;

o provide consent, under certain circumstances, to transfers of Units, and provide consent to Transferees to become substituted Members; and

o with respect to repurchase of a Member's Units by the Company without the consent of the Member, make any applicable determination as to the timing, manner and grounds for such repurchase, determine whether repurchases of Units by the Company will be paid in cash, or by the distribution of securities in kind or partly in cash and partly in kind, and reduce the amount to be repurchased from a Member so that any required minimum capital account balance is maintained (or alternatively repurchase the Member's entire Units of a Series).

                           CUSTODIAN AND ESCROW AGENT

     PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware, serves as the Custodian of the assets of the Company, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Directors. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

     PFPC Inc. serves as Escrow Agent with respect to subscription monies received from prospective investors in advance of dates when Units may be subscribed for and monies may be transmitted to the Company. The Escrow Agent's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                COMPANY EXPENSES

     The Adviser will bear all of its own costs incurred in providing investment advisory services to the Series, including travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, each Series will bear all other expenses related to its investment program. The Adviser will also provide, or will arrange at its expense, for certain management and administrative services to be provided to the Company and each Series. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses.

     In consideration of the administrative services provided by the Administrator to the Company, the Company will pay the Administrator the Administrative Fee and also will reimburse the Administrator's out-of-pocket expenses related to services provided to the Company. In consideration of its services as Managing Member of the Company, the Company will pay the Managing Member an initial fee and annual management fee and also will reimburse the Managing Member's out-of-pocket expenses related to services provided to the Company. These fees and the reimbursement of out-of-pocket expenses will be an expense out of the Series' assets, will be separately calculated for such Series based on each Series' net assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser, the Managing Member and any of their respective affiliates that may participate as a Member) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account.

     Expenses to be borne by each Series, generally calculated and allocated separately for each Series (equitably between each in the sole discretion of the Administrator), include:

o all expenses related to its investment program, including, but not limited to, fees paid and expenses reimbursed directly or indirectly to Investment Funds or Investment Managers (including, however characterized or structured, management fees, performance or incentive fees or allocations and redemption or withdrawal fees, and any indemnification expenses), all costs and expenses directly related to portfolio transactions and positions for a Series' account, such as direct and indirect expenses associated with each Series' investments, including its investments in Investment Funds or with Subadvisers (whether or not consummated), and enforcing the Series' rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, accountants, attorneys and experts, which may be retained to provide due diligence or similar services with respect to potential Investment Managers or for other purposes) and, if applicable in the event a Series utilizes a Subadviser (or in connection with its temporary or cash management investments), brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

o all costs and expenses associated with the establishment of Investment Funds (whether or not consummated) managed by Subadvisers;

o    any non-investment related interest expense;

o attorneys' fees and disbursements associated with preparing and updating the Offering Materials and preparing and reviewing subscription documents;

o fees and disbursements of any accountants engaged by the Company or a Series, and expenses related to the annual audit of the Company;

o    fees paid and out-of-pocket expenses reimbursed to the Administrator;

o    record-keeping, custody and escrow fees and expenses;

o the costs of errors and omissions/directors' and officers' liability insurance and a fidelity bond;

o    the Management Fee;

o    fees paid and out-of-pocket expenses reimbursed to the Managing Member;

o the costs of preparing and distributing updated Offering Materials, reports and other communications, including proxy, tender offer correspondence or similar materials, to Members;

o the costs of tax return and reporting preparation, review and distribution to Members;

o fees of Independent Directors and travel expenses of Directors relating to meetings of the Board of Directors and committees thereof;

o all costs and charges for equipment or services used in communicating information regarding each Series' transactions among the Adviser and any custodian or other agent engaged by a Series;

o any extraordinary expenses, including indemnification expenses as provided for in the LLC Agreement; and

o the Company's organization expenses, which will initially be borne by the Adviser. The Company will reimburse the Adviser for these expenditures, for a period not to exceed the first twelve months after the Initial Closing Date. If after the twelfth month following the Initial Closing Date, all of the organization expenses and offering costs have not been reimbursed to the Adviser, the Adviser will bear the remaining portion of such expenditures. If the Adviser is completely reimbursed before the end of such twelve-month period, then, during the remainder of the twelve-month period, newly admitted Members, and existing Members that subscribe for additional Units, may be allocated a proportionate share of the amount previously reimbursed to the Adviser.

The Adviser and the Managing Member will be reimbursed by the particular Series for any of the above expenses that they pay on behalf of the Company or each Series, except as otherwise provided above.

     The Adviser will pay or assume all other ordinary operating expenses of the Company. The expenses to be assumed by the Adviser include expenses of meetings of the Board of Directors and Members (other than fees and travel expenses of Directors and Members, or the expenses of meetings of Members, which meetings were not called by the Adviser or any of their affiliates) and expenses related to providing certain investor services to the Company and regulatory compliance.

     Investment Funds will bear various expenses in connection with their operations similar to those incurred by the Company and each of the Series. Investment Managers generally will assess asset-based fees to and receive performance-based allocations from the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Company itself. As an investor in the Investment Funds, each Series will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to performance allocations to the Investment Managers.

                                 MANAGEMENT FEE

     In consideration of the advisory and other services provided by the Adviser to the Company and each Series, Series A will pay the Adviser a monthly Management Fee equal to 0.167% (2.0% on an annualized basis) of Series A's net assets; and Series B will pay the Adviser a monthly Management Fee of 0.188% (2.25% on an annualized basis) of Series B's net assets. The Management Fee will be paid out of and reduce each Series' net assets. Net assets for these purposes mean the total value of all assets of a Series, less an amount equal to all accrued debts, liabilities and obligations of that Series. The Management Fee will be computed based on the net assets of a Series as of the end of business on the last business day of each month, after adjustment for any subscriptions made at the beginning of that month, and will be due and payable in arrears, generally within 20 business days after the end of the month. The Adviser anticipates rebating, out of its own resources and in its sole discretion, a portion of the Management Fee with respect to certain employees of the Adviser and its affiliates, and certain investors deemed to be significant. A portion of the Management Fee may be paid to Placement Agents that assist in the placement of Units and may be affiliated with the Adviser, and any such payments will be exclusive of the direct placement fees paid by investors. See "Subscriptions for Units--Placement Fees."

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

     Each Series will maintain a separate capital account for each Member (including the Adviser, the Managing Member or any of their respective affiliates to the extent any of them contributes capital to a Series as a Member). Each such capital account will have an opening balance equal to the Member's initial contribution to the capital of the Company in a specific Series (i.e., the value of the Member's initial subscription for Units of that Series) and will be increased by the sum of the amount of cash and the value of any securities contributed by the Member to the capital of the particular Series (i.e., through the purchase of additional Units of the Series), plus any amounts credited to the Member's capital account as described below. Each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Units of a Series held by the Member, plus the amount of any distributions by a Series to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each of the Company's fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Company's business on the first to occur of the following: (1) the last day of a fiscal year of the Company; (2) the last day of a taxable year of the Company; (3) the day preceding any day on which a contribution to the capital of a Series is made; (4) any day on which the Company repurchases any Units of a Series of any Member; (5) the day on which a substituted Member is admitted with respect to a Series; or (6) any day on which any amount is credited to or debited against the capital accounts of all Members in accordance with their "investment percentages" for a Series. An "investment percentage" for a Series will be determined for each Member as of the start of each fiscal period by dividing the value of the Member's Units of that Series as of the commencement of the period by the total value of the Units of that Series held by all Members as of that date.

Allocation of Net Profits and Net Losses

     Net profits or net losses of each Series for each of the Company's fiscal periods will be allocated among and credited to or debited against the capital accounts of all Members of such Series as of the last day of the fiscal period in accordance with Members' Series investment percentages for the fiscal period. These credits or debits to a Member's capital account for a Series will in turn be reflected in changes in the value of the Member's Units of that Series. Net profits or net losses will be measured as the net change in the value of the net assets of a Series, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Company of Units of a Series, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' Series investment percentages. Allocations for U.S. federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. See "Tax Aspects--Tax Treatment of the Company's Operations-Allocation of Profits and Losses."

Allocation of Special Items--Certain Withholding Taxes and Other Expenditures

     Withholding taxes or other tax obligations incurred by the Company or any Series that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company or the Series paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member as holder of the Units is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

     Any expenditures payable by the Company or any Series, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the particular Members as of the close of the fiscal period during which the items were paid or accrued by the Company or the Series.

Reserves

     The Board of Directors may cause appropriate reserves for a Series to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members holding Units of such Series for liabilities as of the date the liabilities become known to the Board of Directors. Reserves will be in such amounts (subject to increase or reduction) that the Board of Directors may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members holding Units of such Series at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of [$500,000 or 1.0%] of the aggregate value of the capital accounts of all those Members, the amount of the reserves, increase or decrease may instead be charged or credited to those investors who were Members holding Units of such Series at the time, as determined by the Board of Directors, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

     The Company will compute each Series' net asset value as of the last business day of each month within 10 business days of the last day of the month. In determining each Series' net asset value, the Company will value the investments of such Series as of such month-end.

     The net asset value of each Series will equal the value of the assets of the Series, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of each Series will equal the net asset value of the Series divided by the number of its outstanding Units. The Board of Directors has approved procedures pursuant to which a Series' investments in Investment Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Series' valuation. As a general matter, the fair value of a Series' interest in an Investment Fund will represent the amount that the Series could reasonably expect to receive from an Investment Fund if such Series' interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Series believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Series on a timely basis, the Series would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Series values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Series' valuation date.

     Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser believes to be reasonably appropriate and otherwise consistent with industry standards. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited).

     The Series' valuation procedures require the Adviser to consider all relevant information available at the time the Series values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Investment Fund does not represent the fair value of the Series' interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Investment Fund, the Series would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Series may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

     The valuations reported by the Investment Managers to the Investment Funds, upon which the Company calculates each Series' month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of a Series at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect a Series' net asset value, the outstanding Units of that Series will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units of that Series and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. New Members may be affected in a similar way, because the same principles apply to the purchase of Units.

     The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Series is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Series' investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Series and consistent with applicable regulatory guidelines.

     If Subadvisers are engaged to manage a portion of a Series' assets, or if the Series holds any securities other than interests in Investment Funds, the Series will generally value the portfolio securities of the Investment Funds managed by the Subadvisers or held by the Series as follows:

o U.S. exchange listed and NASDAQ traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

o Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Directors will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Directors to represent fair value.

o If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price, in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee, comprised, among others, of at least one Director, to instead adopt procedures to be used by the Adviser, if so delegated by the Board of Directors and in accordance with procedures adopted by the Board of Directors, to value the security at fair value, subject to the oversight of the valuation committee.

o All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service compiled as of 12:00 noon, New York time. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of a Series is determined. When an event materially affects the values of securities held by a Series or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

     Expenses of a Series, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on a Series' net assets if the Board of Directors' or the Adviser's judgments regarding appropriate valuations should prove incorrect. Also, Investment Managers to the Investment Funds generally will provide determinations of the net asset value of Investment Funds only on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of a Series more frequently. Because the values assigned to one or more Investment

Funds may be subject to later adjustment based on information not reasonably available at the time of a Series' fair valuation, the Company's issuance or repurchase of Units of that Series at net asset value based on the fair value of its assets may have the effect of diluting or increasing the economic interest of existing Members, as well as those Members who purchased and/or had their Units repurchased.

                              CONFLICTS OF INTEREST

     As a diversified global financial services firm, Citigroup (including, for purposes of this discussion, its subsidiaries and other affiliates) engages in a broad spectrum of activities' including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Citigroup engages in activities in which Citigroup's interests or the interests of its clients may conflict with the interests of the Company or a Series or the Members. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Company or a Series or the Members. In acquiring Units, a Member will be deemed to have acknowledged the existence of potential conflicts of interest relating to Citigroup and to the Company's or Series' operating in the face of those conflicts.

     Transactions by Citigroup--Citigroup may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Company or a Series. Such an opportunity could include a business that competes with the Company or a Series or an Investment Fund in which a Series has invested or proposes to invest.

     Compensation for Services--Citigroup may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with any Series or its Members and may be received before a Series realizes a return on its investment. Citigroup may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Company or a Series or its Members or to earning compensation. Citigroup may also act as prime broker or otherwise effect brokerage transactions for Investment Funds.

     Citigroup's Asset Management Activities--Citigroup conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act, and in that capacity is subject to the 1940 Act and its regulations. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Citigroup's investment management activities may present conflicts if a Series and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

     Voting Rights in Private Funds--From time to time, sponsors of Investment Funds may seek the approval or consent of the investors in the Funds in connection with certain matters. In such a case, the Adviser will have the right to vote in its discretion the interest in the Investment Fund held by a Series, on behalf of such Series. The Adviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of a Series' investment in the Investment Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Company, a Series and its Members.

     A Series may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Series' lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Members. In certain circumstances, the Series may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws.

     Client Relationships--Citigroup has existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Company, Citigroup may face conflicts of interest with respect to activities recommended to or performed for the clients, and the Company, a Series, the Members and/or the Investment Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Company.

     Diverse Membership; Relationships with Members--The Members are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in a Series. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by a Series, the structuring of the acquisition of investments of the Series, and the timing of disposition of investments. This structuring of a Series' investments and other factors may result in different returns being realized by different Members. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Member than for another, especially with respect to Members' individual tax situations. In selecting Investment Funds for a Series, the Adviser will consider the investment and tax objectives of the Series as a whole, not the investment, tax or other objectives of any Member individually.

     Relationship with Adviser and Placement Agents--The Adviser is an indirect wholly owned subsidiary of Citigroup, and the Placement Agents may also be affiliates of Citigroup and the Adviser. The Board of Directors believes that the Management Fee paid to the Adviser and the placement fees charged by the Placement Agents are competitive with rates generally charged by unaffiliated entities. The Placement Agents may receive a portion of the Management Fee as ongoing compensation for selling Units. Thus, the Placement Agents and their registered representatives may have a conflict, when advising investors and prospective investors, between their interest in advising such persons for the benefit of such investors and their interest in receiving or continuing to receive such compensation.

     Related Funds--The personnel of the Adviser provide advisory services to various other funds. Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by a Series in Investment Funds and investments by other funds advised by the Adviser, or sponsored or managed by the Adviser or Citigroup, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in a Series by other funds advised or managed by the Adviser or Citigroup. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, members or employees, but that the investment is not appropriate for a Series. Situations also may arise in which the Adviser or an affiliate, or their clients, has made investments that would have been suitable for investment by a Series but, for various reasons, were not pursued by, or available to, that Series. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, members or employees may disadvantage a Series in certain situations, if, among other reasons, the investment activities limit that Series' ability to invest in a particular Investment Fund.

     Management of the Company--Personnel of the Adviser and its affiliates will devote such time as the Adviser and its affiliates, in their discretion, deem necessary to carry out the operations of the Company and each Series effectively. Officers and employees of the Adviser and its affiliates will also work on other projects for Citigroup and its other affiliates (including other clients served by the Adviser and its affiliates), and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

     Indemnities--Pursuant to the various agreements with the Company, the Managing Member, the Adviser, the Placement Agents and certain of the affiliates of each of these are entitled to indemnities from each Series for certain liabilities, costs and expenses they incur in respect of such Series.

     Determination of Fair Value--In determining the fair value of its assets not traded on regulated exchanges, subject to procedures adopted by the Board of Directors, a Series will typically rely on values provided by the Adviser and the Investment Managers. The Adviser and the Investment Managers generally will face a conflict of interest in valuing such securities because these values will affect their compensation.

                             SUBSCRIPTIONS FOR UNITS

Subscription Terms

     The Company intends to accept initial and additional subscriptions for Units made after the Initial Closing Date (expected, as to each Series, to be on or about December 2, 2002) and the commencement of a Series' investment operations as of the first business day of each calendar month, except that the Company may offer Units more frequently as determined by the Administrator. Any amounts received in advance of the initial or subsequent closings will be placed in an escrow account with the Escrow Agent prior to their investment in the Company. The investor must also submit a completed subscription agreement and any other required documentation before the applicable subscription date, which must be received by the Company at least seven calendar days prior to the proposed subscription date (or, if any such date is not a business day, the immediately preceding business day). The Company reserves the right to reject any subscription for Units, and the Administrator may, in its sole discretion, suspend subscriptions for Units at any time and from time to time. Except to the extent waived by the Administrator, to assist the Company in meeting its "know your customer" obligations, subscriptions generally will be accepted only from investors having brokerage accounts with Salomon Smith Barney Inc. (the "brokerage accounts"), and are subject to the receipt of cleared funds from such account, prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than five calendar days prior to the particular subscription date. Although the Administrator may accept, in its sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The Administrator has been delegated by the Board of Directors the authority to make certain determinations with respect to subscriptions for Units. See "Administrator."

     An investor purchases Units in a Series that are maintained on its behalf in a capital account to facilitate tax reporting to the investor. Each Unit offered under this Private Placement Memorandum represents a capital contribution of $1,000 on the Initial Closing Date. After the Initial Closing Date, Units will be offered at their net asset value per Unit. The minimum initial investment in a Series from each investor is $50,000 (gross of any placement fees described below), and the minimum additional investment in a Series is $10,000. The minimum initial and additional investments may be reduced by the

Administrator with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Company, the Adviser or their affiliates). The Board of Directors may, in its discretion, cause the Company to repurchase a Member's entire interest in a Series (i.e., all Units of that Series held by the Member) if the Member's capital account balance in the Series, as a result of repurchase or transfer requests by the Member, is less than $50,000 (or any lower amount equal to the Member's initial subscription amount net of placement fees).

     Initial and any additional contributions to the capital of the Company will be payable in one installment and will be debited directly by Salomon Smith Barney, Inc., on behalf of the Company, from each investor's brokerage account (unless other arrangements are permitted by the Administrator). Although the Company may accept contributions of securities in the sole discretion of the Administrator, the Company has no intention at present of doing so. If the Company or a Series chooses to accept a contribution of securities, the securities would be valued in the same manner as the Company or a Series values its other assets.

     Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing Units for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.

     Following the receipt of the initial subscriptions for Units, the Board of Directors may determine to liquidate the Company or either Series. The Company or such Series would then liquidate as soon as practicable, and return to Members the amount of their subscriptions plus accrued interest, if any.

Eligible Investors

     Each prospective investor in the Company will be required to certify to the Company that the Units subscribed for are being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act. Investors who are "accredited investors" as defined in Regulation D (generally, individuals having a net worth of at least $1 million or entities having total assets of at least $5 million) are referred to in this Private Placement Memorandum as "Eligible Investors." In addition, except to the extent waived by the Administrator, to assist the Company in meeting its "know your customer" obligations, Eligible Investors generally must have brokerage accounts with Salomon Smith Barney Inc. Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are set out in the subscription agreement that must be completed by each prospective investor.

Placement Fees

     Placement Agents may be retained by the Company or a Series to assist in the placement of Units. A Placement Agent, which may be affiliated with the Adviser, will generally be entitled to receive a fee from each investor in the Company whose Units the Agent places. The specific amount of the placement fee paid with respect to a Member is generally dependent on the size of the investment in a Series, as follows:

   Amount Subscribed For                             Placement Fee

   Up to $100,000                                    3.0% of subscription amount

   More than $100,000 but less than                  2.0% of subscription amount
   $250,000

   $250,000 or more                                  1.5% of subscription amount

     The placement fee will be deducted from a prospective investor's subscription amount, and it will not constitute a capital contribution made by the investor to the Company or part of the assets of the particular Series. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent in consultation with the Administrator, and is expected to be waived for
(1) Citigroup and its affiliates, including the Adviser, the directors, partners, principals, officers and employees of each of these, and employees of the Placement Agents and certain of their affiliates; and (2) investment vehicles whose investment objectives and restrictions require that they invest exclusively or primarily in one or more of the Series. The Placement Agent may, in its sole discretion, aggregate investments made through certain related accounts (including family trusts or other similar investment vehicles) in determining the applicable rate for the calculation of placement fees.

                 REDEMPTIONS, REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

     No Member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. No public market for Units exists, and none is expected to develop in the future. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Company, as described below.

Repurchases of Units

     The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited to Units of one or more Series and will generally apply to 5-25% of the net assets of the particular Series. In determining whether the Company should offer to repurchase Units from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members initially on June 30, 2003. The Adviser expects that it will recommend to the Board of Directors that, after that date, the Company offer to repurchase Units from Members semi-annually, on each June 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In determining whether to accept such a recommendation, the Board of Directors will consider the following factors, among others:

o whether any Members have requested to tender Units of a Series to the Company;

o the liquidity of the Series' assets (including fees and costs associated with withdrawing from Investment Funds and/or disposing of assets managed by Subadvisers);

o the investment plans and working capital and reserve requirements of the Series;

o the relative economies of scale of the tenders with respect to the size of the Series;

o    the history of the Company in repurchasing Units;

o the availability of information as to the value of the Series' interests in underlying Investment Funds;

o the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

o any anticipated tax consequences to the Series of any proposed repurchases of Units; and

o    the recommendations of the Adviser.

     The LLC Agreement provides that a Series will be dissolved if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all Units in the Series held by the Member for repurchase by the Company has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause a Series to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

     The Company will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Company and to all Members or persons holding Units acquired from Members, or to one or more classes of Members, as applicable. The value of a Member's Units that are being repurchased will be equal to the value of the Member's capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board of Directors determines that the Company will repurchase Units, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender Units during the period that a repurchase offer is open may obtain the net asset value of their Units by contacting PFPC Inc. during the period at the contact number provided in the Member's repurchase materials.

     The Administrator has been authorized by the Board of Directors to make certain determinations regarding repurchases of the Units. See "Administrator."

     Repurchases of Units from Members by the Company may be paid, in the discretion of the Administrator, in cash, or by the distribution of securities in kind, or partly in cash and partly in kind. The Company, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company, a Series or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Units from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. The Company does not impose any charges in connection with repurchases of Units.

     In light of liquidity constraints associated with each Series' investments in Investment Funds and that a Series may have to effect withdrawals from those Funds to pay for Units being repurchased, the Company expects to employ the following repurchase procedures:

o A Member choosing to tender Units for repurchase must do so by the Notice Date, which generally will be 45 days before the date as of which Units are to be repurchased. Units or portions of them will be valued as of the Valuation Date, which is generally expected to be June 30 or December 31. Tenders will be revocable upon written notice to the Company up to 30 days prior to the Valuation Date (the "Expiration Date").

o Promptly after the Expiration Date, the Company will give to each Member whose Units (or portion of them) have been accepted for repurchase a promissory note (the "Promissory

     Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Units.

o The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note will be made as of the later of
     (1) a period of within 30 days after the Valuation Date, or (2) if a Series has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Units of the particular Series, within ten business days after the Series has received at least 90% of the aggregate amount withdrawn from the Investment Funds.

o Although the amounts required to be paid by the Company under the Promissory Note will generally be paid in cash, the Company may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

     If modification of the Company's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

     Payment for repurchased Units may require a Series to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Series' investment related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Units also may result in the Series incurring redemption, withdrawal or similar fees charged by one or more Investment Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units.

     A Member tendering for repurchase only a portion of its Units in a Series will be required to maintain a capital account balance of at least $50,000 (or any lower amount equal to the Member's initial subscription amount net of placement fees) with respect to the Series after giving effect to the repurchase. If a Member tenders an amount that would cause its capital account balance to fall below the required minimum, the Administrator reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the Member's entire interest in the Series.

     The Company may repurchase Units, or portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Administrator in its sole discretion determines that:

o the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member;

o ownership of the Units by a Member or other person is likely to cause the Company or a Series to be in violation of, or require registration of any Units under or subject the Company or a Series to additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

o continued ownership of the Units by a Member may be harmful or injurious to the business or reputation of the Company, a Series, the Board of Directors, the Adviser or any of their affiliates, or may subject the Company, a Series or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

o any of the representations and warranties made by a Member or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

o with respect to a Member subject to Special Laws or Regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units; or

o it would be in the best interests of the Company or the particular Series for the Company to repurchase the Units or a portion of them.

     In the event that the Adviser or any of its affiliates holds Units in the capacity of a Member, the Units may be tendered for repurchase in connection with any repurchase offer made by the Company.

Transfers of Units

     Except as otherwise described below, no person may become a substituted Member without the written consent of the Administrator, which consent may be withheld for any reason in its sole discretion. Units held by a Member may be transferred only:

o by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member; or

o under certain limited circumstances, with the written consent of the Administrator, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

     The Administrator has been authorized to make certain determinations regarding transfers of Units. See "Administrator."

     Unless the Administrator consults with a counsel and counsel confirms that the transfer will not cause the particular Series to be treated as a "publicly traded partnership" taxable as a corporation, the Administrator generally will not consent to a transfer unless the following conditions are met:

o    the transferring Member has been a Member for at least six months;

o the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Units; and

o the transfer is (1) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (2) to members of the transferring Member's immediate family (siblings, spouse, parents or children), or (3) a distribution from a qualified retirement plan or an individual retirement account.

     Notice to the Company of any proposed transfer of Units must include evidence satisfactory to the Administrator that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.0 million or meets certain annual income requirements. Notice of a proposed transfer of Units must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Administrator generally will not consent to a transfer of Units by a Member unless the transfer is to a single transferee or, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is not less than $50,000 with respect to the particular Series. A Member transferring Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer. In connection with any request to transfer Units, the Administrator may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Administrator as to such matters as the Administrator may reasonably request.

     Any transferee acquiring Units by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Member or otherwise will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to tender the Units for repurchase by the Company, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers Units with the approval of the Administrator, the Company will promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Company as a Member.

     In subscribing for Units, a Member agrees to indemnify and hold harmless the Company or the particular Series, the Board of Directors, the Managing Member, the Adviser, each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

                                   TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of the Company and the Series and its Members that should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Company and the Series, nor, except as noted below, has it obtained an opinion of counsel with respect to any of those matters.

     The summary of the U.S. federal income tax treatment of the Company and each Series set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the "Regulations") and administrative rulings in existence as of the date of this Private Placement Memorandum, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Company; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as foreign persons, insurance companies, financial institutions and dealers. Each prospective Member should consult with his, her or its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in each of the Series.

     Entities exempt from U.S. federal income tax, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh plans, should, in addition to reviewing the discussions below, focus on those sections of this Private Placement Memorandum regarding liquidity and other financial matters to determine whether the investment objectives of each Series are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

     Either Series may not receive tax information from the Investment Managers to which it has allocated capital that is sufficiently timely to enable the Series to prepare its tax information in time for Members to file their own tax returns without obtaining an extension of the time to file from the IRS or state or local taxing authorities. Accordingly, investors in a Series are likely to be required to obtain extensions of time for filing their income tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations.

Tax Treatment of the Company's Operations

     Classification of the Company and Series. Prior to commencement of operations, the Company will receive an opinion of Shearman & Sterling, counsel to the Company, substantially to the effect that, based on the Code and the Regulations as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations, and certain representations of the Company, each Series will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Shearman & Sterling also will provide the Company with an opinion substantially to the effect that based upon, among other things, the restrictions on transferability of the Units of each Series and the limitations on any right to have the Units repurchased by the Company at the request of the Member, the anticipated operations of the Company and certain representations of the Company, the Units of each Series will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Company and each Series will not be treated as a "publicly traded partnership" taxable as a corporation.

     The opinions of counsel to be received by the Company are not binding on the IRS or the courts. If it were determined that a Series should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of such Series would be subject to corporate income tax when recognized by such Series; distributions of that income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Series; and Members would not be entitled to report profits or losses realized by the Series. One consequence would be a significant reduction in the after-tax return to the Members. The balance of the discussion below is based on the assumption that each Series will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of a Series' investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Series, and those indirectly attributable to the Series as a result of it being an investor in an Investment Fund.

     As an entity taxed as a partnership, a Series will not itself be subject to U.S. federal income tax. Each Series will file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to report separately on the Member's income tax return the Member's distributive share of the particular Series' net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member will be taxed on the Member's distributive share of the particular Series' taxable income and gain regardless of whether the

Member has received or will receive a distribution from such Series. A Member may have taxable income for a taxable year for which it has incurred an economic loss with respect to the interest in a Series.

     Partnerships such as the Series with 100 or more members may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the members. If a Series is eligible, the Managing Member may elect to have such rules and procedures apply to such Series if it believes that such election would be in the overall interest of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on all or some of the Members.

     Either Series may in the future elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes and would then seek qualification as a "regulated investment company" under Subchapter M of the Code. As long as a Series so qualifies, the Series will not be subject to U.S. federal income tax on income and gains distributed in a timely manner to Members, provided certain requirements are met. Members will be given 30 days' written notice of such a change in a Series' tax status and would be informed in greater detail of the applicable requirements with respect to the Series, and the tax treatment of the Series and its Members under Subchapter M.

     Allocation of Profits and Losses. Under the LLC Agreement, each Series' net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by such Series for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit recognized by the Company for each fiscal year generally are to be allocated for U.S. federal income tax purposes among the Members pursuant to the Regulations, based upon amounts of such Series' net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

     Under the LLC Agreement, the Managing Member has the discretion to allocate specially an amount of a Series' capital gain (including short-term capital gain) or capital loss or ordinary income or ordinary loss for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds his, hers or its U.S. federal income tax basis in his, her or its Units, or such Member's U.S. federal income tax basis exceeds his, her or its capital account. No assurance can be given that, if the Managing Member makes such a special allocation, the IRS will accept the allocation. If the allocation is successfully challenged by the IRS, the Series' gains allocable to the remaining Members would be increased.

     Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of a Series' property upon distributions of such property to a Member and transfers of Units (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the LLC Agreement, at the request of a Member, the Managing Member, in its sole discretion, may cause a Series to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Managing Member currently does not intend to make an election.

     The Managing Member decides how to report the partnership items on a Series' tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Series' items have been reported. In the event the income tax returns of the Series are audited by the IRS, the tax treatment of the Series' income and deductions generally will be determined at the Series level in a single proceeding rather than by individual audits of the Members. The Managing Member will be the Series' "Tax Matters Partner" and in that capacity will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Series items.

Tax Consequences to a Withdrawing Member

     A Member receiving a cash liquidating distribution from a Series, in connection with a complete or partial repurchase of Units of the Series by the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member's adjusted tax basis in his, her or its Units. The capital gain or loss will be short-term or long-term, depending upon the Member's holding period for his, her or its Units. A withdrawing Member will, however, recognize ordinary income to the extent the Member's allocable share of a Series' "unrealized receivables" exceeds the Member's basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Series will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Member's adjusted tax basis in his, her or its Units (except that the Member could recognize ordinary income nevertheless with respect to a reduction in his, her, or its share of "unrealized receivables").

     The Managing Member may specially allocate items of a Series' capital gain (including short-term capital gain) or ordinary income to a withdrawing Member to the extent the Member's capital account would otherwise exceed the Member's adjusted tax basis in his, her or its Units. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

     Distributions of Property. A Member's receipt of a distribution of property from a Series is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing company is an "investment partnership" and the recipient is an "eligible partner" within the meaning of the Code. The Board of Directors will determine at the appropriate time whether the Series qualifies as an "investment partnership." If the Series so qualifies, and if a Member is an "eligible partner," which term should include a Member whose contributions to the Series consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

     In General. The Company expects that each Series and the Investment Funds will act as a trader or investor, and not as a dealer, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of a Series' investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Series, and those indirectly attributable to the Series as a result of it being an investor in an Investment Fund.

     Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Company thus expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Series maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, foreign currency forward contracts and certain options contracts that qualify as "Section 1256 Contracts," which are described below. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain other transactions may serve to alter the manner in which a Series' or an Investment Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Series or an Investment Fund.

     The Series may acquire a Derivative position with respect to certain Investment Funds, which may be treated as constructive ownership of such Investment Funds. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If a Series has long-term capital gain from a "constructive ownership transaction," the amount of the gain that may be treated as long-term capital gain by the Series is limited to the amount that the Series would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income at the rate applicable to the underpayment of tax for each year that the constructive ownership transaction was open.

     Each Series may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. A Series or an Investment Fund may hold debt obligations with "original issue discount," in which case a Series would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. A Series or Investment Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Series generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by an Investment Fund, that accrued during the period the debt obligation was held by the Series or the Investment Fund. A Series may realize ordinary income or loss with respect to its or an Investment Fund's investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain Derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by a Series or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility.

     Gain recognized by a Series or an Investment Fund from certain "conversion transactions" will be treated as ordinary income. In such a transaction, substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) any other transaction specified in the Regulations.

     Members may be treated as owning positions held by a Series, including positions held by the Series through different investment advisory agreements or Investment Funds. Those positions, and other positions held by a Member, may be treated as positions in a straddle as described below under the caption "Effect of Straddle Rules on Members' Securities Positions."

     Currency Transactions. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Series (directly or through an Investment Fund) frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Gains or losses with respect to the Series' investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock. Gains and losses of a Series on the acquisition and disposition of foreign currency (for example, the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition thereof will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Series accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Series collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

     A Series or an Investment Fund may enter into foreign currency forward contracts, foreign currency futures contracts and acquire put and call options on foreign currencies. If a Series or an Investment Fund acquires foreign currency futures contracts or option contracts (not including those that are Section 1256 Contracts unless the Series elects otherwise), or any foreign currency forward contracts, however, any gain or loss realized by the Series with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Series or an Investment Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

     Section 1256 Contracts. The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain non-equity options contracts. Section 1256 Contracts held by a Series or an Investment Fund at the end of a taxable year of the Series or the Investment Fund will be treated for U.S. federal income tax purposes as if they were sold by the Series or the Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of
Section 1256 Contracts (or other termination of a Series' obligations under such contract), must be taken into account by the Series in computing its taxable income for the year. If a Section 1256 Contract held by a Series or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

     Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses. Gains and losses from certain foreign currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under "Currency Transactions," above, are met. These gains and losses will be taxed under the general rules described above. If a non-corporate taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by a non-corporate taxpayer may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carryback does not increase or produce a net operating loss for the year.

     Under recently enacted legislation, a "securities futures contract" is not treated as a Section 1256 Contract, except when it meets the definition of a "dealer securities futures contract." A "securities futures contract" is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer's hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

     Any "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in such contracts or options and (2) is traded on a qualified board or exchange.

     Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Temporary Regulations, a Series (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for U.S. federal income tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by a Series or an Investment Fund will be accepted by the IRS.

     Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Series' or an Investment Fund's hands. Except with respect to certain situations in which the property used to close a short sale has a long-term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Series or an Investment Fund for more than one year. Certain Regulations may suspend the running of the holding period of "substantially identical property" held by a Series or an Investment Fund.

     Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If a Series or an Investment Fund holds a short sale position with respect to stock, certain debt

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obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Series or the Investment Fund generally will recognize gain on the date it acquires the property as if the short sale position was closed on that date. If a Series or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Series or the Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Series or the Investment Fund enters into the short sale. The consequences with respect to any other open appreciated financial position that is subject to these constructive sale rules will be determined as if such position was acquired on the date of the constructive sale.

     Effect of Straddle Rules on Members' Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and his, her or its indirect interest in similar securities held by a Series or an Investment Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to the securities. A Series will not generally be in a position to furnish to Members information regarding the securities positions of Investment Funds that would permit a Member to determine whether his, her or its transactions in securities also held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

     Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct "investment interest," which means interest on indebtedness that is properly allocable to property held for investment (including any amount allowable as a deduction in connection with personal property used in a short sale). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such gain at ordinary income tax rates.

     A Series' or an Investment Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Series' operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of his, her or its distributive share of the Series' ordinary losses attributable to such interest and short sale expenses unless he, she or it had sufficient investment income from all sources including the Series. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance his, her or its investment in a Series. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situation.

     Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual's adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

     Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of a Series. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of a Series (including the Management Fee, and any fee payable to an Investment Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Series). Each Series intends to treat its expenses attributable to an Investment Fund that it determines is engaged in a trade or business within the meaning of the Code or to the trading activity of each Series as not being subject to these limitations, although no assurance can be given that the IRS will agree with such treatment.

     To the extent that the Adviser makes a rebate to a Member of a portion of the Management Fee, the rebate may be taxable to the Member, although the deductibility of the Management Fee (including the rebated portion) may be limited as described in the second preceding paragraph.

     The consequences of the Code's limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

     Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Temporary Regulations, income or loss from a Series' securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Series. Income or loss attributable to a Series' investment in a partnership engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

     "Phantom Income" from Series' Investments. Under various "anti-deferral" provisions of the Code (the "passive foreign investment company," "controlled foreign corporation" and "foreign personal holding company" provisions), investments, if any, by a Series in certain foreign corporations may cause a Member to (1) recognize taxable income prior to the Series' receipt of distributable proceeds, (2) pay an interest charge on receipts that are deemed as having been deferred or (3) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

Non-U.S. Taxes

     Certain dividends and interest directly or indirectly received by a Series from sources outside the United States may be subject to non-U.S. withholding taxes. In addition, a Series or an Investment Fund may be subject to non-U.S. capital gains taxes to the extent it purchases and sells securities of non-U.S. issuers. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. A Series cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of each Series' assets to be invested in various countries is not known at this time.

     The Members will be informed by the Company as to their proportionate share of the non-U.S. taxes paid by the particular Series or an Investment Fund that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

     Organizations that are otherwise exempt from U.S. federal income tax are nonetheless subject to taxation with respect to their "unrelated business taxable income" ("UBTI"). Except as noted below with respect to certain categories of exempt income, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

     UBTI generally does not include passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership (such as each Series) in which it is a partner. This type of income is exempt, subject to the discussion of "unrelated debt-financed income" below, even if it is realized from securities trading activity that constitutes a trade or business.

     UBTI includes not only trade or business income or gain as described above, but also "unrelated debt-financed income." This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

     A Series may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Series will treat its short sales of securities as not involving "acquisition indebtedness" and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent a Series recognizes income in the form of dividends and interest from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

     To the extent a Series recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the period such securities are held by the Series during the taxable year. In determining the unrelated debt-financed income of a Series, an allocable portion of deductions directly connected with the Series' debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

     The calculation of each Series' "unrelated debt-financed income" will be complex and will depend on the amount of leverage used by the Series from time to time; the amount of leverage used by

Investment Funds; and other UBTI generated by those Funds. As a result of this complexity, a Series cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of a Series that is treated as UBTI may not be offset by losses of the exempt organization either from the Series or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred), among other things.

     To the extent that a Series generates UBTI, the applicable U.S. federal tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. Each Series will report to a Member that is an exempt organization information as to the portion of its income and gains from the Series for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by a Series is highly complex, and for that reason, no assurance can be given that the Series' calculation of UBTI will be accepted by the IRS.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of a Series' income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in a Series generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, a Series is not a suitable investment for a charitable remainder trust. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from a Series.

Certain Matters Relating to Specific Exempt Organizations

     Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in a Series would most likely be classified as a nonfunctionally related asset. A determination that Units of a Series is a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation, as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Units is not significant in relation to the value of other assets it holds.

     In some instances, an investment in a Series by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interest or profits interest in a Series, the private foundation may be considered to have "excess business holdings." In such a case, the foundation may be required to divest itself of its Units in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Series is "passive" within the applicable provisions of the Code and the Regulations. The Company believes that each Series will likely meet the 95% gross income test, although the Company can give no absolute assurance with respect to the matter. In addition, if a private foundation were considered to own more than 20% of an investment of underlying Investment Fund, the private foundation may be required to dispose of its Units in order to avoid having "excess business holdings" with respect to such investment.

     Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Company.

Certain State and Local Taxation Matters

     Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in a Series. Each Series intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. No assurance can be given, however, that a Series will be able to achieve this goal.

     State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Series generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. A partnership in which a Series acquires an interest (i.e., an Investment Fund) may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. A prospective Member should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to ERISA or the Code (collectively, "Plans") should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Company.

     ERISA imposes general and specific responsibilities on persons who are "fiduciaries" for purposes of ERISA with respect to a Plan that is subject to ERISA (an "ERISA Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan's purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; and (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives.

     Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Company may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

     Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company would not be considered to be "plan assets" of any Plan investing in such Series for purposes of ERISA's fiduciary responsibility and the prohibited transaction rules of ERISA and the Code. For that reason, neither the Adviser nor any of the Investment Managers (including Subadvisers) will be fiduciaries with respect to those Plans within the meaning of ERISA.

     The Company will require an ERISA Plan proposing to invest in any Series to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Company's investment objective, policies and strategies; and that the decision to invest ERISA Plan assets in such Series was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     Certain prospective Plan investors may currently maintain relationships with the Adviser or the Investment Managers, or with other entities that are affiliated with the Adviser or the Investment Managers. Each of the Adviser, the Investment Managers and their affiliates may be deemed to be a "party in interest" or "disqualified person" to a Plan and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in a Series is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in a Series will be required to represent: that the decision to invest in such Series was made by it as a fiduciary that is independent of the Adviser, the Investment Managers and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, an Investment Manager or their affiliates, as a primary basis for the decision to invest such Series and that its investment in the Series will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

     The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Private Placement Memorandum is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

    ADDITIONAL INFORMATION REGARDING THE LIMITED LIABILITY COMPANY AGREEMENT

Amendment of the LLC Agreement

     The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Directors) to tender all of his, her or its Units for repurchase by the Company. In addition, amendments that would modify the provisions of the LLC Agreement regarding amendment procedures (if material) or the Company's indemnification obligations may be made only with the unanimous consent of the Members and, to the extent required by the 1940 Act, approval of a majority of the Directors (and, if so required, a majority of the Independent Directors).

Power of Attorney

     In subscribing for Units, an investor will appoint the Administrator as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company, the Series or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of any Series or the Company. This power of attorney, which will be contained in an investors' subscription agreement, is a special power of attorney and is coupled with an interest in favor of the Administrator and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or part of the Member's Units, except that when the transferee of such Units has been approved by the Administrator for admission to the Company as a substitute Member, or upon the withdrawal of a Member from a Series pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

                               REPORTS TO MEMBERS

     The Company will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Investment Manager's delay, however, in providing this information will delay the preparation by the Company of tax information for investors, which will likely require Members to seek extensions of the time for filing their tax returns, or could delay the preparation of the Company's annual report. The Company will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members also will be sent reports regarding the Company's operations at least quarterly.

                        TERM, DISSOLUTION AND LIQUIDATION

     The Company or a Series will be dissolved upon, among other things, the affirmative vote to dissolve the Company or such Series by: (1) a majority of the Board of Directors (including a majority of the Independent Directors); and
(2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members of the Company or the particular Series. In addition, the LLC Agreement provides that a Series will be dissolved if any Member that has submitted a written request, in accordance with the terms of that Agreement, to tender all of his, her or its Units for repurchase by the Company has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause a Series to be dissolved must so indicate in a separate written request submitted within the applicable two-year period. The Company or a Series will also be dissolved as required by operation of law.

     Upon the occurrence of any event of dissolution, the Managing Member, acting as liquidator (or, if the Managing Member is unable to perform this function, a liquidator elected by the Members holding a majority of the total number of votes eligible to be cast by all Members and whose fees will be paid by the Company), is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described above under the caption "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

     Upon the liquidation of the Company, or a Series, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company or the Series (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a proportionate basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

                                   FISCAL YEAR

     For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Company will commence on the Initial Closing Date and will end on March 31, 2003. For tax purposes, the Company intends to adopt the 12-month period ending December 31 of each year as its taxable year.

                          ACCOUNTANTS AND LEGAL COUNSEL

     The Board of Directors has selected KPMG LLP ("KPMG") as the independent public accountants of the Company. KPMG's principal business address is located at 757 Third Avenue, New York, New York 10017. Shearman & Sterling, New York, New York, serves as legal counsel to the Company, the Adviser and their affiliates with respect to the Company.

                                    INQUIRIES

     Inquiries concerning the Company, each of the Series and the Units (including information concerning subscription and withdrawal procedures) should be directed to:

                        388 Greenwich Street, 16th Floor
                               New York, NY 10013
                            Telephone: (212) 816-4999
                            Facsimile: (212) 816-0720

                           PART C o OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

As Registrant has no assets, financial statements are omitted.

(2) Exhibits:

(2)(a)(1) Certificate of Formation of Limited Liability Company.

(2)(a)(2) Limited Liability Company Agreement.*

(2)(b) Not Applicable.

(2)(c) Not Applicable.

(2)(d) See Item 24(2)(a)(2).

(2)(e) Not Applicable.

(2)(f) Not Applicable.

(2)(g) Form of Investment Advisory Agreement.*

(2)(h)(1) Form of Placement Agency Agreement.*

(2)(h)(2) Form of Sub-Placement Agency Agreement.*

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.*

(2)(k)(1) Form of Administrative Services Agreement.*

(2)(k)(2) Form of Escrow Agreement.*

(2)(l) Not Applicable.

(2)(m) Not Applicable.

(2)(n) Not Applicable.

(2)(o) Not Applicable.

(2)(p) Not Applicable.

(2)(q) Not Applicable.

(2)(r)(1) Code of Ethics of the Company.*

(2)(r)(2) Code of Ethics of the Adviser.*

___________________

*  To be filed by amendment.



ITEM 25.  MARKETING ARRANGEMENTS

Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

All figures are estimates:
----------------------------------------------------------
Blue Sky Fees and Expenses
(including fees of counsel)................... $[10,000]
----------------------------------------------------------
Accounting fees and expenses.................. $[25,000]
----------------------------------------------------------
Legal fees and expenses.......................$[250,000]
----------------------------------------------------------
Printing and engraving........................ $[30,000]
----------------------------------------------------------
Offering Expenses............................. $[15,000]
----------------------------------------------------------
Miscellaneous..................................$[10,000]
----------------------------------------------------------
Total..........................................$[340,000]
----------------------------------------------------------



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Units, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Citigroup Inc. and/or Citigroup Alternative Investments LLC (the "Adviser"), the investment adviser to the Registrant. The Adviser is a limited liability company formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [________]), and is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

Title of Class:  Limited Liability Company Interests (designated as "Units")

Number of Record Holders: 1 (Registrant anticipates that as the result of the private offering of Units there will be more than 100 record holders of such Units).

ITEM 29.  INDEMNIFICATION

The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an Independent Director, officer, employee or agent of the Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Registrant's Private Placement Memorandum in the section entitled "The Adviser." Additional information regarding the Adviser and its officers and directors is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [________]), and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of the Registrant at 399 Park Avenue, 7th Floor, New York, New York 10043. The other required books and records are maintained by [______________] at [_____________].

ITEM 32.  MANAGEMENT SERVICES

Not Applicable.

ITEM 33.  UNDERTAKINGS

Not Applicable.

FORM N-2

Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has caused this registration statement to be signed on its behalf by the undersigned duly authorized person, in New York, New York, on the 23rd day of August, 2002.

Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC

By:
     -----------------------------
     Name:  Millie Kim
     Title: Authorized Person